Exhibit 21

ALABAMA

CareOne Home Health Services, Inc.

Four Rivers Medical Center PHO, Inc.

Selma Medical Center Hospital, Inc.

ALASKA

Alaska Regional Medical Group, LLC

Alaska Spine Center, LLC

Anchorage Surgicenter, LLC

Chugach PT, Inc.

Columbia Behavioral Healthcare, Inc.

SLS Mountain Division, LLC

Surgicare of Anchorage, LLC

ARIZONA

DS Real Estate Holdings, LLC

Urgent Care Extra - Ann & Simmons, LLC

Urgent Care Extra - Cactus & Southern Highlands, LLC

Urgent Care Extra - Charleston & Decatur, LLC

Urgent Care Extra - Charleston/Sloan, LLC

Urgent Care Extra - Craig & Clayton, LLC

Urgent Care Extra - Craig & Decatur, LLC

Urgent Care Extra - Durango & Cheyenne, LLC

Urgent Care Extra - Durango & Flamingo, LLC

Urgent Care Extra - Eastern & Horizon Ridge, LLC

Urgent Care Extra - Rainbow/Mardon, LLC

Urgent Care Extra - Warm Springs & Green Valley, LLC

Urgent Care Extra-Tropicana & Jones, LLC

ARKANSAS

Columbia Health System of Arkansas, Inc.

BERMUDA

Parthenon Insurance Company, Limited

The London Breast Institute UK Ltd

CALIFORNIA

Center for Advanced Imaging, LLC

CFC Investments, Inc.

CH Systems

Chino Community Hospital Corporation, Inc.

Columbia ASC Management, L.P.

Columbia Good Samaritan Health System Limited Partnership

Columbia Riverside, Inc.

Columbia/HCA San Clemente, Inc.

Encino Hospital Corporation, Inc.

Far West Division, Inc.

Galen-Soch, Inc.

Good Samaritan Surgery Center, L.P.

HCA Health Services of California, Inc.

Healdsburg General Hospital, Inc.

L E Corporation

Las Encinas Hospital

Los Gatos Surgical Center, a California Limited Partnership

Los Robles Regional Medical Center

Los Robles Regional Medical Center MOB, LLC

Los Robles SurgiCenter, LLC

MCA Investment Company

Mission Bay Memorial Hospital, Inc.

Neuro Affiliates Company

Pacific Partners Management Services, Inc.

Riverside Associates, LLC

Riverside Healthcare System, L.P.

Riverside Holdings, Inc.

San Joaquin Surgical Center, Inc.

San Jose Pathology Outreach, LLC

Silicon Valley Health Holdings, LLC

Surgicare of Good Samaritan, LLC

Surgicare of Los Gatos, Inc.

Surgicare of Los Robles, LLC

Surgicare of Riverside, LLC

West Hills Hospital

West Los Angeles Physicians’ Hospital, Inc.

Westminster Community Hospital

COLORADO

Altitude Mid Level Providers, LLC

Arapahoe Surgicenter, LLC

Center for Advanced Diagnostics LLC

Centrum Surgery Center, Ltd.

Clear Creek Surgery Center, LLC

Colorado Health Systems, Inc.

Columbine Psychiatric Center, Inc.

Continental Division I, Inc.

Denver Mid-Town Surgery Center, Ltd.

Denver Surgicenter, LLC

Diagnostic Mammography Services, G.P.

Galen of Aurora, Inc.

HCA Healthcare Laboratory Services Colorado, LLC

HCA-HealthONE LLC

Health Care Indemnity, Inc.

HealthONE at Breckenridge, LLC

HealthONE Aurora Investment, LLC

HealthONE CareNow Urgent Care, LLC

HealthONE Clear Creek, LLC

HealthONE Clinic Services - Bariatric Medicine, LLC

HealthONE Clinic Services - Behavioral Health, LLC

HealthONE Clinic Services - Cardiovascular, LLC

HealthONE Clinic Services - Medical Specialties, LLC

HealthONE Clinic Services - Neurosciences, LLC

HealthONE Clinic Services - Obstetrics and Gynecology, LLC

HealthONE Clinic Services - Occupational Medicine, LLC

HealthONE Clinic Services - Oncology Hematology, LLC

HealthONE Clinic Services - Orthopedic Specialists, LLC

HealthONE Clinic Services - Otolaryngology Specialists, LLC

HealthONE Clinic Services - Pediatric Specialties, LLC

HealthONE Clinic Services - Primary Care, LLC

HealthONE Clinic Services - Spinal Cord Injury Institute, LLC

HealthONE Clinic Services - Surgery Neurological, LLC

HealthONE Clinic Services - Surgical Specialties, LLC

HealthONE Clinic Services - Youth Rehabilitation LLC

HealthONE Clinic Services LLC

HealthOne Heart Care LLC

HealthONE High Street Primary Care Center, LLC

HealthONE IRL Pathology Services, LLC

HealthOne Lincoln Investment, LLC

HealthONE Lowry, LLC

HealthONE Mental Health Therapy Center, LLC

HealthONE of Denver, Inc.

HealthONE Radiation Therapy at Red Rocks, LLC

HealthONE Radiation Therapy at Thornton, LLC

HealthONE Ridge View Endoscopy Center, LLC

HealthONE Surgicare of Ridge View, LLC

HealthONE Urologic, LLC

HealthOne Westside Investment, LLC

Hospital Medicine Services of Colorado, LLC

Hospital-Based CRNA Services, Inc.

Lakewood Surgicare, Inc.

Lincoln Surgery Center, LLC

Medical Care America Colorado, LLC

Medical Imaging of Colorado LLC

Mountain View MRI Associates, Ltd.

MOVCO, Inc.

New Rose Holding Company, Inc.

North Suburban Spine Center, L.P.

P/SL Hyperbaric Partnership

Park Ridge Surgery Center, LLC

Proaxis Therapy HealthOne LLC

Red Rocks Surgery Center, LLC

Rocky Mountain Pediatric Hematology Oncology, LLC

Rocky Mountain Surgery Center, LLC

Rose Ambulatory Surgery Center, L.P.

Rose Health Partners, LLC

Rose Medical Plaza, Ltd.

Rose POB, Inc.

Sky Ridge Spine Manager, LLC

Sky Ridge Surgery Center, L.P.

Southwest Medpro, Ltd.

Surgery Center of the Rockies, LLC

Surgicare of Arapahoe, LLC

Surgicare of Denver Mid-Town, Inc.

Surgicare of Denver, LLC

Surgicare of Park Ridge, LLC

Surgicare of Rose, LLC

Surgicare of Sky Ridge Women’s Center, LLC

Surgicare of Sky Ridge, LLC

Surgicare of Southeast Denver, Inc.

Surgicare of Swedish, LLC

Surgicare of Thornton, LLC

Swedish Medpro, Inc.

Swedish MOB I, Ltd.

Swedish MOB II, Inc.

Swedish MOB III, Inc.

Swedish MOB IV, Inc.

Swedish MOB, LLC

Urology Surgery Center of Colorado, LLC

DELAWARE

AC Med, LLC

ADC Surgicenter, LLC

Alaska Surgery Center Limited Partnership

Aligned Business Consortium Group, L.P.

Alliance Surgicare, LLC

Alpine Surgicenter, LLC

Alternaco, LLC

American Medicorp Development Co.

Anchorage Endoscopy Surgicenter, LLC

Anesthesia Medicine Services of FL, LLC

AOGN, LLC

AOI Surgicenter, LLC

Appledore Medical Group, Inc.

ARC Richmond Place, LLC

ASC of Utah Surgicenter, LLC

ASD Shared Services, LLC

Atlanta ASC Holdings, LLC

Atlanta Healthcare Management, L.P.

Atlanta Market GP, Inc.

Augusta CyberKnife, LLC

Augusta Management Services, LLC

Aurora Endoscopy Surgicenter, LLC

Austin GI Surgicenter, LLC

Aventura Cancer Center Manager, LLC

Banner Day Development, LLC

Bay Area Surgicenter, LLC

Bayshore Partner, LLC

Belton Family Practice Clinic, LLC

Beville Road Land Holdings, LLC

Blake Surgicenter, LLC

Bowling Green Surgicenter, LLC

Boynton Beach EFL Imaging Center, LLC

Bradenton Outpatient Services, LLC

Brandon Imaging Manager, LLC

Brandon Regional Cancer Center, LLC

Brighton Surgicenter, LLC

Brownsville Surgicenter, LLC

C/HCA Capital, Inc.

C/HCA, Inc.

Cactus Nevada Holdings, LLC

California Urgent Care, LLC

Cancer Centers of North Florida, LLC

Cancer Services of Aventura, LLC

Capital Division - CCA, Inc.

CAREOS Surgicenter, LLC

CarePartners HHA Holdings, LLLP

CarePartners HHA, LLLP

CarePartners Rehabilitation Hospital, LLLP

CareSpot of Brentwood (210 Franklin Road), LLC

CareSpot of Cool Springs (100 International Drive), LLC

CareSpot of Donelson (2372 Lebanon Road), LLC

CareSpot of Hendersonville (280 Indian Lake Boulevard), LLC

CareSpot of Hermitage (5225 Old Hickory Boulevard), LLC

CareSpot of Lebanon (1705 West Main Street), LLC

CareSpot of Mt. Juliet (S. Mt. Juliet Road), LLC

CareSpot of Murfreesboro (1340 Broad Street), LLC

CareSpot of Nashville (2001 Glen Echo Road), LLC

CareSpot of Nashville (West End Avenue), LLC

CareSpot Professional Services of Middle Tennessee, LLC

Carolina Forest Imaging Manager, LLC

Centennial CyberKnife Manager, LLC

Centerpoint Medical Center of Independence, LLC

Central Florida Imaging Services, LLC

Central Florida Management Services, LLC

Central Health Holding Company, Inc.

Central Utah Surgicenter, LLC

Charleston CareNow Urgent Care, LLC

Charlotte MSO, LLC

Chattanooga East Manager, LLC

Chattanooga East Surgicenter, LLC

CHC Finance Co.

CHC Payroll Agent, Inc.

CHCA Bayshore, L.P.

CHCA Clear Lake, L.P.

CHCA Conroe, L.P.

CHCA Mainland, L.P.

CHCA West Houston, L.P.

CHCA Woman’s Hospital, L.P.

Clear Lake Cardiac Catheterization Center, L.P.

Clear Lake Cardiac GP, LLC

Clear Lake Merger, LLC

Clear Lake Regional Partner, LLC

ClinicServ, LLC

Coastal Bend Hospital, Inc.

Coastal Healthcare Services, Inc.

Coliseum Health Group, LLC

College Park Endoscopy Center, LLC

Colorado Springs Surgicenter, LLC

Columbia Hospital Corporation of Fort Worth

Columbia Hospital Corporation of Houston

Columbia Hospital Corporation-Delaware

Columbia Palm Beach GP, LLC

Columbia Rio Grande Healthcare, L.P.

Columbia Valley Healthcare System, L.P.

Columbia Westbank Healthcare, L.P.

Columbia-SDH Holdings, Inc.

Columbus Cath Lab, Inc.

Columbus Cath Lab, LLC

Comprehensive Digestive Surgicenter, LLC

Concept EFL Imaging Center, LLC

Concept West EFL Imaging Center, LLC

Conroe Partner, LLC

CoralStone Management, Inc.

Corona Summit Surgicenter, LLC

Corpus Christi Surgicenter, LLC

COSCORP, LLC

CPS TN Processor 1, Inc.

CRMC-M, LLC

Cy-Fair Medical Center Hospital, LLC

Dallas/Ft. Worth Physician, LLC

Dean 4641, LLC

Delray EFL Imaging Center, LLC

Denver Clinic Surgicenter, LLC

Divisional Consolidated Services, LLC

Doctors Hospital of Augusta, LLC

East Florida Imaging Holdings, LLC

East Florida Orthopedic Care Partners, LLC

East Milton Holdings, LLC

Eastern Idaho Brachytherapy Equipment Manager, LLC

Eastern Idaho Care Partners Holdings, LLC

Eastern Idaho Care Partners, LLC

Eastern Idaho Urgent Care Partner, LLC

Emergency Medicine Services of FL, LLC

Emergency Medicine Services of IN, LLC

Emergency Medicine Services of KY, LLC

Emergency Medicine Services of MO, LLC

Emergency Medicine Services of NH, LLC

Emergency Medicine Services of VA, LLC

EMMC, LLC

ENT Surgicenter, LLC

EP Health, LLC

EP Holdco, LLC

EPIC Development, Inc.

EPIC Diagnostic Centers, Inc.

EPIC Healthcare Management Company

EPIC Surgery Centers, Inc.

Everest Surgicenter, LLC

Expansion Holding Company, LLC

Fairview Park GP, LLC

Fairview Partner, LLC

Family Care of E. Jackson County, LLC

FHAL, LLC

Florida Care Partners East, LLC

Florida Care Partners North Central, LLC

Florida Care Partners Tallahassee, LLC

Florida Care Partners West Coast, LLC

FMH Health Services, LLC

Focus Hand Surgicenter, LLC

Forest Park Surgery Pavilion, Inc.

Forest Park Surgery Pavilion, L.P.

Fort Bend Hospital, Inc.

Frisco Behavioral Health Services, LLC

Frisco Surgicare, LLC

Galen (Kansas) Merger, LLC

Galen BH, Inc.

Galen Global Finance, Inc.

Galen GOK, LLC

Galen Health Institutes, Inc.

Galen Holdco, LLC

Galen Hospital Alaska, Inc.

Galen International Holdings, Inc.

Galen KY, LLC

Galen MCS, LLC

Galen Medical Corporation

Galen MRMC, LLC

Galen NMC, LLC

Galen NSH, LLC

Galen SOM, LLC

Galen SSH, LLC

Galen VCP RBE Member, LLC

Galendeco, Inc.

GalTex, LLC

Garden Park Community Hospital Limited Partnership

Gardens EFL Imaging Center, LLC

Geomark Stakes, LLC

Georgia CareNow Urgent Care, LLC

Georgia Eye Surgicenter, LLC

Georgia Health Holdings, Inc.

Georgia, L.P.

GHC-Galen Health Care, LLC

GIA-MCA Holdings, LLC

Good Samaritan Hospital, L.P.

Good Samaritan Hospital, LLC

Goppert-Trinity Family Care, LLC

GPCH-GP, Inc.

Gramercy Eye Surgicenter, LLC

Grand Strand Regional Medical Center, LLC

Grandview Health Care Clinic, LLC

Granger Urology Surgicenter, LLC

Granite Peaks Surgicenter, LLC

Granite State Anesthesia Partners, LLC

Green Hills Endoscopy Holdings, LLC

Green Hills Endoscopy Manager, LLC

Green Hills Endoscopy, LLC

Greenway Surgicenter, LLC

Grove Creek Surgicenter, LLC

H3OT Corp., LLC

HCA - IT&S Field Operations, Inc.

HCA - IT&S Inventory Management, Inc.

HCA American Finance LLC

HCA Endocrine Investor, LLC

HCA Global Services India, Inc.

HCA Global Services, LLC

HCA Health Services of Midwest, Inc.

HCA Healthcare Mission Fund, LLC

HCA Holdco, LLC

HCA Imaging Services of North Florida, Inc.

HCA Inc.

HCA Management Services, L.P.

HCA Outpatient Imaging Services Group, Inc.

HCA Property GP, LLC

HCA Psychiatric Company

HCA SF LLC

HCA Squared, LLC

HCA Wesley Rehabilitation Hospital, Inc.

HCA-Access Healthcare Partner, Inc.

HCA-California Urgent Care Holdings, LLC

HCA-EMS Holdings, LLC

HCA-HBPS Holdings, LLC

HCA-PRN Physical Therapy Partners, LLC

HCAPS Anesthesia Manager, LLC

HCA-Solis Holdings, Inc.

HCA-Solis Mammography Service Holdings of Continental, LLC

HCA-Solis Mammography Service Holdings of Gulf Coast, LLC

HCA-Solis Mammography Service Holdings of Mountain, LLC

HCA-Solis Mammography Service Holdings of North Texas, LLC

HCA-Solis Mammography Service Holdings of South Texas, LLC

HCA-Solis Mammography Service Holdings of TriStar, LLC

HCA-Solis Mammography Services, LLC

HCA-Solis Master, LLC

HCA-Solis New Market Mammography Services, LLC

HCA-Urgent Care Holdings, LLC

HCM HH Holdings, LLC

Health at Home HHA Holdings-Austin, LLC

Health at Home HHA-Austin, LLC

Health at Home Holdings-Austin, LLC

Health at Home Holdings-Squared, LLC

Health at Home Hospice-Austin, LLC

Health At Home-BHS, LLC

Health at Home-San Antonio, LLC

Health Insight Capital, LLC

Health Services (Delaware), Inc.

Health Services Merger, Inc.

Healthcare Plus Holdings, LLC

Healthcare Purchasing Alliance, LLC

Healthcare Technology Assessment Corporation

Healthco, LLC

Healthnet of Kentucky, LLC

HealthONE Care Partners, LLC

HealthONE Colorado Care Partners ACO LLC

HealthPlus, LLC

Healthserv Acquisition, LLC

Healthtrust MOB Tennessee, LLC

Healthtrust Purchasing Group, L.P.

Healthtrust, Inc. - The Hospital Company

Hearthstone Home Health, Inc.

Heathrow Imaging, LLC

Henrico Doctors Hospital - Forest Campus Property, LLC

Hestia Healthcare at Home, LLC

Hestia Hospice & Family Care, LLC

HHBY Holdings, LLC

HHNC, LLC

HICCH-SCL, LLC

Hill Country Home Health and Hospice, LLC

Hill Country Hospice, LLC

hInsight-AGM Holdings, LLC

hInsight-Airstrip Holdings, LLC

hInsight-AUGX Holdings, LLC

hInsight-BBIMG Holdings, LLC

hInsight-BIN Holdings, LLC

hInsight-BMA Holdings, LLC

hInsight-Customer Care Holdings, LLC

hInsight-Digital Reasoning Holdings, LLC

hInsight-EM Holdings, LLC

hInsight-Healthbox Holdings, LLC

hInsight-HHIF Holdings, LLC

hInsight-I2 Holdings, LLC

hInsight-InVivoLink Holdings, LLC

hInsight-JSN Holdings, LLC

hInsight-Loyale Healthcare Holdings, LLC

hInsight-LS Holdings, LLC

hInsight-Mobile Heartbeat Holdings, LLC

hInsight-NX, LLC

hInsight-OTM Holdings, LLC

hInsight-Procured Holdings, LLC

hInsight-PWS I Holdings, LLC

hInsight-TS Holdings, LLC

hInsight-VAI Holdings, LLC

hInsight-VC Holdings, LLC

hInsight-VSI Holdings, LLC

HM OMCOS, LLC

Hope 97, LLC

Hospital Corp., LLC

Hospital Development Properties, Inc.

Hospital Medicine of AK, LLC

Hospital Medicine Services of FL, LLC

Hospital Medicine Services of KY, LLC

Hospital Medicine Services of MO, LLC

Hospital Medicine Services of NH, LLC

Hospital Medicine Services of TN, LLC

Hospital Medicine Services of VA, LLC

Hospital Partners Merger, LLC

HOU Premier Surgicenter, LLC

Houston - PPH, LLC

Houston Healthcare Holdings, Inc.

Houston NW Manager, LLC

Houston Premier Surgicenter, LLC

Houston Urologic Surgicenter, LLC

Houston Woman’s Hospital Partner, LLC

HPG Enterprises, LLC

HPG Solutions, LLC

HSS Holdco, LLC

HSS Systems, LLC

HTI Hospital Holdings, Inc.

HTI MOB, LLC

HTI MSO, LLC

Imaging Services of Appomattox, LLC

Imaging Services of Jacksonville, LLC

Imaging Services of Louisiana Manager, LLC

Imaging Services of Louisiana, LLC

Imaging Services of Orlando, LLC

Imaging Services of Richmond, LLC

Imaging Services of West Boynton, LLC

IMX Holdings, LLC

IN Hospitalists, LLC

Independence Regional Medical Group, LLC

Indianapolis Hospital Partner, LLC

Innovative Senior Care Home Health of Houston, LLC

Innovative Senior Care Home Health of Kansas, LLC

Innovative Senior Care Home Health of Los Angeles, LLC

Innovative Senior Care Home Health of Nashville, LLC

Innovative Senior Care Home Health of Ocala, LLC

Innovative Senior Care Home Health of Richmond, LLC

Innovative Senior Care Home Health of San Antonio, LLC

Innovative Senior Care Home Health of San Jose, LLC

Integrated Regional Laboratories, LLP

Intensivist Medicine of AK, LLC

Intensivist Medicine Services of FL, LLC

InVivoLink, Inc.

ISCHH of San Antonio Holdings, LLC

Isleworth Partners, Inc.

Jackson County Medical Group, LLC

JFK Main Surgicenter, LLC

JFK Medical Center Limited Partnership

JFK North Surgicenter, LLC

Jordan Valley & Mountain Point Medical Center, LLC

Judson Holdings, LLC

Jupiter EFL Imaging Center, LLC

KC Surgicenter, LLC

Kendall Regional Medical Center, LLC

Kingwood Surgicenter, LLC

Lakeside Radiology, LLC

Lakeview Medical Center, LLC

Lakeview Orthopedic Center of Excellence, LLC

Laredo Medco, LLC

Lee’s Summit Family Care, LLC

Lee’s Summit Surgicenter, LLC

Lewis-Gale Medical Center, LLC

Lewisville Surgicare, LLC

Liberty Larchmont Holdings, LLC

Loveland Surgicenter, LLC

Low Country Health Services, Inc. of the Southeast

Lowry Surgicenter, LLC

Management Services Holdings, Inc.

Manchester Health Services, LLC

Maury County Behavioral Health, LLC

Mayhill Cancer Center, LLC

MCA-CTMC Holdings, LLC

McAllen Surgicenter, LLC

MD Now Holdings, Inc.

MDN HoldCo, Inc.

Meadows DME, LLC

Meadows Multispecialty Associates, LLC

Medical Arts Hospital of Texarkana, Inc.

Medical Care America, LLC

Medical Care Financial Services Corp.

Medical Care Real Estate Finance, Inc.

Medical Center Houston Surgicenter, LLC

Medical Center of Plano Partner, LLC

Medical Centers of Oklahoma, LLC

Medical City Care Partners, LLC

Medical City Dallas Partner, LLC

Medical City PT Partner, LLC

Medical City Specialty Surgicenter of Dallas, LLC

Medical City Surgery Center North Texas, LLC

Medical City Surgery Center of Allen, LLC

Medical City Surgery Center of Alliance, LLC

Medical City Surgery Center of Frisco, LLC

Medical City Surgery Center of Lewisville, LLC

Medical City Surgery Center Southlake, LLC

Medical Corporation of America

Medical Office Buildings of Kansas, LLC

Medical Specialties, Inc.

MediStone Healthcare Ventures, Inc.

MediVision of Mecklenburg County, Inc.

MediVision of Tampa, Inc.

MediVision, Inc.

Memorial Health Partners ACO LLC

Methodist Ambulatory Surgery Center of Boerne, LLC

Methodist Ambulatory Surgery Center of Landmark, LLC

MH Anesthesiology Physicians, LLC

MH Angel Medical Center, LLLP

MH Asheville Specialty Hospital, LLC

MH Blue Ridge Medical Center, LLLP

MH Eckerd Living Center, LLLP

MH Highlands-Cashiers Medical Center, LLLP

MH Hospital Holdings, Inc.

MH Hospital Manager, LLC

MH Master Holdings, LLLP

MH Master, LLC

MH McDowell Imaging, LLLP

MH Mission Hospital McDowell, LLLP

MH Mission Hospital, LLLP

MH Mission Imaging, LLLP

MH Physician Services, LLC

MH Transylvania Imaging, LLLP

MH Transylvania Regional Hospital, LLLP

Miami Beach EFL Imaging Center, LLC

MidAmerica Oncology, LLC

Mid-Continent Health Services, Inc.

Middle Virginia Surgicenter, LLC

Midtown Diagnostics, LLC

Midwest Care Partners ACO, LLC

Midwest Division - ACH, LLC

Midwest Division - LRHC, LLC

Midwest Division - LSH, LLC

Midwest Division - MCI, LLC

Midwest Division - MMC, LLC

Midwest Division - OPRMC, LLC

Midwest Division - RMC, LLC

Midwest Holdings, Inc.

Midwest Medicine Associates, LLC

Midwest Metropolitan Physicians Group, LLC

Mill Pond Conway, LLC

Mission Health Partners, LLC

Mobile Corps., Inc.

Mobile Heartbeat, LLC

MountainStar Care Partners ACO, LLC

MountainStar Care Partners, LLC

MRT&C, Inc.

Naples Surgicenter, LLC

Nashville Shared Services General Partnership

NCO Holdco, LLC

Neurology Medicine Services of FL, LLC

Nevada Urgent Care Holdings, Inc.

New Iberia Holdings, Inc.

Norman Clayman Endocrine Institute, LLC

North Augusta Imaging Management, LLC

North Augusta Imaging Services, LLC

North Brandon Imaging, LLC

North Cypress Endoscopy Surgicenter, LLC

North Cypress Orthopaedic Surgicenter, LLC

North Cypress Surgicenter, LLC

North Florida Cancer Center Lake City, LLC

North Florida Cancer Center Live Oak, LLC

North Florida Cancer Center Tallahassee, LLC

North Florida Orthopedic Care Partners, LLC

North Florida Radiation Oncology, LLC

North Houston - TRMC, LLC

North Miami Beach Surgery Center Limited Partnership

North Miami Beach Surgical Center, LLC

North Tampa Imaging, LLC

North Texas Medical Center, Inc.

North VA Surgicenter, LLC

NorthCrest Multispecialty Associates, LLC

Northeast Florida Cancer Services, LLC

Northern Utah Surgicenter, LLC

Northern Virginia Surgicenter, LLC

Northwest Fla. Home Health Agency, Inc.

Notami Hospitals, LLC

Notami, LLC

Notco, LLC

NTGP, LLC

NTMC Management Company

NTMC Venture, Inc.

Nurse On Call, LLC

Ocala Stereotactic Radiosurgery Partner, LLC

Ocala Stereotactic Radiosurgery, LLC

ODP Holdings, LLC

ODP Manager, LLC

ODP Properties, LLC

Ogden Tomotherapy Manager, LLC

Oklahoma Holding Company, LLC

Oncology Services of Corpus Christi Manager, LLC

Oncology Services of Corpus Christi, LLC

Orlando Outpatient Surgical Center, Inc.

Outpatient Cardiovascular Center of Central Florida, LLC

Outpatient Services - LAD, LLC

Outpatient Services Holdings, Inc.

Palm Beach EFL Imaging Center, LLC

Palms West Hospital Limited Partnership

Paragon SDS, Inc.

Paragon WSC, Inc.

Parallon Holdings, LLC

Parkland Physician Services, Inc.

Parkside GI Surgicenter, LLC

Parkway Hospital, Inc.

Pasteur Plaza Surgicenter, LLC

Pavilion Surgicenter, LLC

Pearland Partner, LLC

Performance Health Surgicenter, LLC

Physicians West Surgicenter, LLC

Pinellas Medical, LLC

Pinnacle Surgicenter, LLC

Pioneer Medical, LLC

Plano Heart Institute, L.P.

Plano Heart Management, LLC

Plantation General Hospital, L.P.

PMM, Inc.

POH Holdings, LLC

Portsmouth Regional Ambulatory Surgery Center, LLC

Portsmouth Surgicenter, LLC

Preferred Works WC, LLC

Primary Medical Management, Inc.

Prospect Road Property Holdings, LLC

Putnam Radiation Oncology Manager, LLC

Putnam Radiation Oncology, LLC

Radiation Oncology Center of Thornton, LLC

Radiation Oncology Manager, LLC

RCH, LLC

Red Rock at Smoke Ranch, LLC

Red Rock Holdco, LLC

Reston Hospital Center, LLC

Richmond Place Holdings, LLC

Riverside CyberKnife Manager, LLC

Riverside Hospital, Inc.

Riverside Imaging, LLC

Riverside Kingsley Endoscopy Holdings, LLC

Riverside Kingsley Endoscopy Manager, LLC

Riverside Kingsley Endoscopy Surgicenter, LLC

ROi CPS, LLC

Round Rock Hospital, Inc.

SA Endoscopy Holdings, LLC

SA Endoscopy Surgicenter, LLC

Samaritan, LLC

San Bernardino Imaging, LLC

San Jose Healthcare System, LP

San Jose Hospital, L.P.

San Jose Medical Center, LLC

San Jose, LLC

San Marcos ASC, LLC

San Marcos Surgicenter, LLC

Savannah Health Network, LLC

Savannah Health Services, LLC

SE Bridge Road Properties, LLC

Sebring Health Services, LLC

Sebring Surgicenter, LLC

Silicon Valley Surgery Center, L.P.

Silicon Valley Surgicenter, LLC

SJMC, LLC

SLRMC, LLC

Solis Mammography at Bayshore Medical Center, LLC

Solis Mammography at Brigham City Community Hospital, LLC

Solis Mammography at Cache Valley Hospital, LLC

Solis Mammography at Clear Lake Regional Medical Center, LLC

Solis Mammography at Conroe Regional Medical Center, LLC

Solis Mammography at Corpus Christi Medical Center Bay Area, LLC

Solis Mammography at Denton Regional Medical Center, LLC

Solis Mammography at HCA Houston Tomball, LLC

Solis Mammography at Kingwood Medical Center, LLC

Solis Mammography at Lakeview Hospital, LLC

Solis Mammography at Las Colinas Medical Center, LLC

Solis Mammography at Lone Peak Hospital, LLC

Solis Mammography at Medical Center Alliance, LLC

Solis Mammography at Medical Center Arlington, LLC

Solis Mammography at Medical Center of Lewisville, LLC

Solis Mammography at Medical Center of McKinney, LLC

Solis Mammography at Medical Center of Plano, LLC

Solis Mammography at Medical City Dallas, LLC

Solis Mammography at Mountain View Hospital, LLC

Solis Mammography at Ogden Regional Medical Center, LLC

Solis Mammography at Pearland Medical Center, LLC

Solis Mammography at Rio Grande Regional Hospital, LLC

Solis Mammography at Rose Medical Center, LLC

Solis Mammography at Skyline Medical Center, LLC

Solis Mammography at St. David’s North Austin Medical Center, LLC

Solis Mammography at St. David’s Round Rock Medical Center, LLC

Solis Mammography at St. David’s South Austin Medical Center, LLC

Solis Mammography at St. David's Medical Center, LLC

Solis Mammography at St. Mark's Hospital, LLC

Solis Mammography at StoneCrest Medical Center, LLC

Solis Mammography at Timpanogos Regional Hospital, LLC

Solis Mammography at Trident Medical Center, LLC

Solis Mammography at Valley Regional Medical Center, LLC

Solis Mammography at West Houston Medical Center, LLC

Solis Mammography at Woman’s Hospital of Texas, LLC

Solis Mammography of Allen, LLC

Solis Mammography of Alvin, LLC

Solis Mammography of Atascocita, LLC

Solis Mammography of Aurora, LLC

Solis Mammography of Brazos Town Center, LLC

Solis Mammography of Carrollton, LLC

Solis Mammography of Cedar Hill, LLC

Solis Mammography of Cedar Park, LLC

Solis Mammography of Cinco Ranch, LLC

Solis Mammography of CyFair, LLC

Solis Mammography of Dallas, LLC

Solis Mammography of Downtown Dallas, LLC

Solis Mammography of East Pearland, LLC

Solis Mammography of Flower Mound, LLC

Solis Mammography of Frisco, LLC

Solis Mammography of Garland, LLC

Solis Mammography of Grand Parkway-Spring, LLC

Solis Mammography of Grand Prairie, LLC

Solis Mammography of Houston NW, LLC

Solis Mammography of Katy Greenhouse, LLC

Solis Mammography of Katy, LLC

Solis Mammography of Louetta/249, LLC

Solis Mammography of Mainland, LLC

Solis Mammography of Mansfield, LLC

Solis Mammography of Memorial Villages, LLC

Solis Mammography of Mesquite, LLC

Solis Mammography of Missouri City, LLC

Solis Mammography of Mont Belvieu, LLC

Solis Mammography of Montgomery, LLC

Solis Mammography of North Cypress, LLC

Solis Mammography of North Loop, LLC

Solis Mammography of North McKinney, LLC

Solis Mammography of North Richland Hills, LLC

Solis Mammography of Red Oak, LLC

Solis Mammography of River Oaks, LLC

Solis Mammography of Rockwall, LLC

Solis Mammography of Rowlett, LLC

Solis Mammography of Southwest Fort Worth, LLC

Solis Mammography of Stapleton, LLC

Solis Mammography of Sugar Land, LLC

Solis Mammography of Towne Lake, LLC

Solis Mammography of West Plano, LLC

Solis Mammography of Wylie-Murphy, LLC

South Austin Surgical Management, LLC

South Lakes Surgicenter, LLC

South Valley Hospital, L.P.

Southeast Georgia Health Services, LLC

Southern Kentucky Surgicenter, LLC

Southtown Women’s Clinic, LLC

Spalding Rehabilitation L.L.C.

Springfield Health Services, LLC

Springview KY, LLC

SSHR Holdco, LLC

SSJ St. Petersburg Holdings, Inc.

St. David’s Care Partners ACO, LLC

St. David's Orthopedic Care Partners, LLC

St. David's-Solis Mammography Services, LLC

St. Mark's Surgicenter, LLC

Steamboat Springs Surgicenter, LLC

Stiles Road Imaging LLC

Stone Oak Surgicenter, LLC

StoneCrest Surgery Center, LLC

Stones River Hospital, LLC

StoneSprings Surgicenter, LLC

Suburban Medical Center at Hoffman Estates, Inc.

Summit Endoscopy Center Holdings, LLC

Summit Endoscopy Center, LLC

Summit Endoscopy Manager, LLC

Summit General Partner, Inc.

Sun Bay Medical Office Building, Inc.

Sun City Imaging, LLC

Sun-Med, LLC

Sunrise Flamingo Surgery Center, LLC

Sunrise Hospital and Medical Center, LLC

Surgicare ASC of Utah, LLC

Surgicare of ADC, LLC

Surgicare of AGI, LLC

Surgicare of Alaska Surgery Center, LLC

Surgicare of Allen, LLC

Surgicare of Alpine, LLC

Surgicare of Anchorage Endoscopy, LLC

Surgicare of AOI, LLC

Surgicare of Aurora Endoscopy, LLC

Surgicare of Bay Area, LLC

Surgicare of Blake, LLC

Surgicare of Brentwood, LLC

Surgicare of Brighton, LLC

Surgicare of Brownsville, LLC

Surgicare of CAREOS, LLC

Surgicare of Central Utah, LLC

Surgicare of Chattanooga East, LLC

Surgicare of College Park, LLC

Surgicare of Colorado Springs, LLC

Surgicare of Comprehensive Digestive, LLC

Surgicare of Corona Summit, LLC

Surgicare of Corpus Christi, LLC

Surgicare of Dallas Specialty, LLC

Surgicare of Denton, Inc.

Surgicare of Denver Clinic, LLC

Surgicare of Everest, LLC

Surgicare of Focus Hand, LLC

Surgicare of Gainesville/Ocala, LLC

Surgicare of Georgia Eye, LLC

Surgicare of Granite Peaks, LLC

Surgicare of Greenway, LLC

Surgicare of Houston Kingwood, LLC

Surgicare of Houston Premier, LLC

Surgicare of Houston, LLC

Surgicare of JFK Main, LLC

Surgicare of JFK North, LLC

Surgicare of Kansas City Urology, LLC

Surgicare of KC, LLC

Surgicare of Lake Nona, LLC

Surgicare of Lee’s Summit, LLC

Surgicare of Loveland, LLC

Surgicare of McAllen, LLC

Surgicare of Medical Center Houston, LLC

Surgicare of Middle Virginia, LLC

Surgicare of Naples, LLC

Surgicare of Nashville, LLC

Surgicare of North Cypress Endoscopy, LLC

Surgicare of North Cypress Orthopaedic, LLC

Surgicare of North Cypress, LLC

Surgicare of North Texas, LLC

Surgicare of North VA, LLC

Surgicare of Parkside GI, LLC

Surgicare of Pavilion, LLC

Surgicare of Performance Health, LLC

Surgicare of Physicians West El Paso, LLC

Surgicare of Pinnacle, LLC

Surgicare of Plano, Inc.

Surgicare of Portsmouth, LLC

Surgicare of Sebring, LLC

Surgicare of Silicon Valley, LLC

Surgicare of Southern Kentucky, LLC

Surgicare of Southlake, LLC

Surgicare of St. Mark's, LLC

Surgicare of Steamboat Springs, LLC

Surgicare of StoneCrest, LLC

Surgicare of StoneSprings, LLC

Surgicare of Synergy, LLC

Surgicare of Tampa Bay, LLC

Surgicare of University, LLC

Surgicare of Utah County, LLC

Surgicare of Venice, LLC

Surgicare of West Bay, LLC

Surgicare of Willis, LLC

Surgico, LLC

Swedish MOB Acquisition, Inc.

Synergy Surgicenter, LLC

Tallahassee Imaging Holdings, LLC

Tallahassee Imaging Partners, LLC

Tampa Bay CareNow Urgent Care, LLC

Tampa Bay Surgicenter, LLC

TBHI Outpatient Services, LLC

Terre Haute Hospital GP, Inc.

Terre Haute Hospital Holdings, Inc.

Terre Haute Regional Hospital, L.P.

Texas Care Partners, LLC

Tidewater Health Services, LLC

TOH ASC Holdings, LLC

TOH Physicians MSO, LLC

Tomball Surgicenter, LLC

Total Imaging - Parsons, LLC

Town Plaza Family Practice, LLC

Trauma Medicine Services of TN, LLC

Trauma Medicine Services of VA, LLC

Trident Medical Center, LLC

TriStar Maury Behavioral Healthcare, LLC

TriStar Medical Network ACO, LLC

U.S. Collections, Inc.

Ultra Imaging Management Services, LLC

Ultra Imaging of Tampa, LLC

University Surgicenter, LLC

Urgent Care Enterprise, LLC

Urology Surgicenter of Kansas City, LLC

Utah Care Partners, LLC

Utah CareNow Urgent Care, LLC

Utah County Surgicenter, LLC

Utah Health Services - DH&MC, LLC

Utah Health Services Holdco, LLC

Utah Holdco, LLC

Utah Management Services, LLC

Utah Medco, LLC

Utah Medical Imaging Partners, LLC

Utah MIP Holdings, LLC

Valesco Holdings, LLC

Valesco Legacy Holdings, LLC

Valify, Inc.

Value Health Management, Inc.

Vanderbilt Park Associates, LLC

Venice Surgicenter, LLC

Vidalia Health Services, LLC

Vision Consulting Group LLC

Vista JV Partners, LLC

Walton Springs Development, LLC

Weatherford Health Services, LLC

Weatherford Mammography JV, LLC

Wesley Cath Lab, LLC

Wesley Manager, LLC

Wesley Medical Center, LLC

West Bay Surgicenter, LLC

West Boynton Beach Open Imaging Center, LLC

West Florida Imaging Services, LLC

West Florida Perdido Bay Development, LLC

West Florida PET Services, LLC

West Houston, LLC

Westbury Hospital, Inc.

Westside Surgery Center, LLC

WHG Medical, LLC

Willis Surgicenter, LLC

WJHC, LLC

Woman’s Hospital Merger, LLC

Women’s Hospital Indianapolis GP, Inc.

Women’s Hospital Indianapolis, L.P.

FLORIDA

All About Staffing, LLC

Ambulatory Laser Associates, GP

Ambulatory Surgery Center Group, Ltd.

Atlantis Surgicare, LLC

Aventura Comprehensive Cancer Research Group of Florida, Inc.

Aventura Healthcare Specialists LLC

Bay Hospital, Inc.

Bayonet Point Surgery Center, Ltd.

Bayside Ambulatory Center, LLC

Behavioral Health Sciences of West Florida, LLC

Belleair Surgery Center, Ltd.

Big Cypress Medical Center, Inc.

Bonita Bay Surgery Center, Inc.

Bonita Bay Surgery Center, Ltd.

Bradenton Cardiology Physician Network, LLC

Broward Cardiovascular Surgeons, LLC

Broward Healthcare System, Inc.

Broward Neurosurgeons, LLC

Capital Regional Healthcare, LLC

Capital Regional Heart Associates LLC

Capital Regional Psychiatry Associates, LLC

CCH-GP, Inc.

Cedars International Cardiology Consultants, LLC

Cedars Medical Center Hospitalists, LLC

Central Florida Cardiology Interpretations, LLC

Central Florida Division Practice, Inc.

Central Florida Health Services, LLC

Central Florida Obstetrics & Gynecology Associates, LLC

Central Florida Physician Network, LLC

Central Florida Regional Hospital, Inc.

Central Pasco, LLC

CFHS Sub I, LLC

CFHS Sub II, LLC

Citrus Memorial Hospital, Inc.

Citrus Memorial Property Management, Inc.

Citrus Primary Care, Inc.

Citrus Specialty Group, Inc.

Citrus Surgicenter, LLC

Collier County Home Health Agency, Inc.

Columbia Behavioral Health, Ltd.

Columbia Behavioral Healthcare of South Florida, Inc.

Columbia Central Florida Division, Inc.

Columbia Development of Florida, Inc.

Columbia Eye and Specialty Surgery Center, Ltd.

Columbia Florida Group, Inc.

Columbia Hospital Corporation of Central Miami

Columbia Hospital Corporation of Kendall

Columbia Hospital Corporation of Miami

Columbia Hospital Corporation of Miami Beach

Columbia Hospital Corporation of North Miami Beach

Columbia Hospital Corporation of South Broward

Columbia Hospital Corporation of South Dade

Columbia Hospital Corporation of South Florida

Columbia Hospital Corporation of South Miami

Columbia Hospital Corporation of Tamarac

Columbia Hospital Corporation-SMM

Columbia Jacksonville Healthcare System, Inc.

Columbia Lake Worth Surgical Center Limited Partnership

Columbia Midtown Joint Venture

Columbia North Central Florida Health System Limited Partnership

Columbia North Florida Regional Medical Center Limited Partnership

Columbia Ocala Regional Medical Center Physician Group, Inc.

Columbia Palm Beach Healthcare System Limited Partnership

Columbia Park Healthcare System, Inc.

Columbia Park Medical Center, Inc.

Columbia Physician Services - Florida Group, Inc.

Columbia Primary Care, LLC

Columbia Resource Network, Inc.

Columbia Tampa Bay Division, Inc.

Columbia-Osceola Imaging Center, Inc.

Community Hospital Family Practice, LLC

Comprehensive Radiation Oncology, LLC

Coral Springs Surgi-Center, Ltd.

Countryside Surgery Center, Ltd.

Davie Medical Center, LLC

Daytona Medical Center, Inc.

Diagnostic Breast Center, Inc.

Doctors Osteopathic Medical Center, Inc.

Doctors Same Day Surgery Center, Inc.

Doctors Same Day Surgery Center, Ltd.

DOMC Property, LLC

East Florida - DMC, Inc.

East Florida Behavioral Health Network, LLC

East Florida Division, Inc.

East Florida Emergency Physician Group, LLC

East Florida Hospitalists, LLC

East Florida Primary Care, LLC

East Florida Surgical Specialists, LLC

East Pointe Hospital, Inc.

Edward White Hospital, Inc.

Emergency Providers Group LLC

Englewood Community Hospital, Inc.

Fawcett Memorial Hospital, Inc.

Florida Care Partners Orlando, LLC

Florida Care Partners, LLC

Florida Home Health Services-Private Care, Inc.

Florida Outpatient Surgery Center, Ltd.

Florida Trauma Services, LLC

Fort Myers Market, Inc.

Fort Pierce Immediate Care Center, Inc.

Fort Pierce Orthopaedics, LLC

Fort Pierce Surgery Center, Ltd.

Fort Walton Beach Medical Center, Inc.

Freeport Family Medicine, LLC

Ft. Pierce Surgicare, LLC

Ft. Walton Beach Anesthesia Services, LLC

Gainesville GYN Oncology of North Florida Regional Medical Center, LLC

Gainesville Physicians, LLC

Galen Diagnostic Multicenter, Ltd.

Galen Hospital-Pembroke Pines, Inc.

Galen of Florida, Inc.

Galencare, Inc.

GME Services of Osceola, LLC

Grant Center Hospital of Ocala, Inc.

Greater Tampa Bay Physician Network, LLC

Greater Tampa Bay Physician Specialists, LLC

Gulf Coast Medical Center Primary Care, LLC

Gulf Coast Multispecialty Services, LLC

Hamilton Memorial Hospital, Inc.

HCA - WHS Services, LLC

HCA Health Services of Florida, Inc.

HCA Health Services of Miami, Inc.

HCA Healthcare Laboratory Services Panhandle, LLC

HCA Healthcare Marketing and Corporate Affairs, LLC

HCA Outpatient Clinic Services of Miami, Inc.

HCA Sarasota Orthopedic and Spine Clinical Co-Management Company, LLC

HD&S Successor, LLC

Heathrow Internal Medicine, LLC

Heritage Family Care, LLC

Homecare North, Inc.

Hospital Corporation of Lake Worth

Institute for Women’s Health and Body, LLC

Integrated Regional Lab, LLC

Integrated Regional Laboratories Pathology Services, LLC

Intensive Care Consortium, Inc.

Jacksonville CareNow Urgent Care, LLC

Jacksonville Multispecialty Services, LLC

Jacksonville Surgery Center, Ltd.

JFK Internal Medicine Faculty Practice, LLC

JPM AA Housing, LLC

Kendall Healthcare Group, Ltd.

Kendall Regional Urgent Care, LLC

Kissimmee Surgicare, Ltd.

LAD Imaging, LLC

Lake City Regional Medical Group, LLC

Lake Nona Surgicenter, LLC

Largo Medical Center, Inc.

Largo Physician Group, LLC

Lawnwood Cardiovascular Surgery, LLC

Lawnwood Healthcare Specialists, LLC

Lawnwood Medical Center, Inc.

Live Oak Immediate Care Center, LLC

Manatee Surgicare, Ltd.

Marion Community Hospital, Inc.

MD Now Medical Centers, Inc.

Medical Associates of Ocala, LLC

Medical Center of Port St. Lucie, Inc.

Medical Center of Santa Rosa, Inc.

Medical Center of Southwest Florida, LLC

Medical Partners of North Florida, LLC

Memorial Family Practice Associates, LLC

Memorial Health Primary Care at St. Johns Bluff, LLC

Memorial Healthcare Group, Inc.

Memorial Neurosurgery Group, LLC

Mercy ASC, LLC

MHS Partnership Holdings JSC, Inc.

MHS Partnership Holdings SDS, Inc.

Miami Beach Healthcare Group, Ltd.

Miami Dade Surgical Specialists, LLC

Miami Lakes Surgery Center, Ltd.

Miami-Dade Cardiology Consultants, LLC

MSL Acquisition, LLC

Nassau Health Services, LLC

Network MS of Florida, Inc.

New Port Richey Hospital, Inc.

New Port Richey Surgery Center, Ltd.

Niceville Family Practice, LLC

North Central Florida Health System, Inc.

North Florida Division I, Inc.

North Florida Division Practice, Inc.

North Florida GI Center GP, Inc.

North Florida GI Center, Ltd.

North Florida Immediate Care Center, Inc.

North Florida Outpatient Imaging Center, Ltd.

North Florida Physician Services, Inc.

North Florida Physicians, LLC

North Florida Regional Company Care, LLC

North Florida Regional Investments, Inc.

North Florida Regional Medical Center, Inc.

North Florida Regional Psychiatry, LLC

North Florida Regional Trauma, LLC

North Florida Surgical Associates, LLC

North Palm Beach County Surgery Center, LLC

North Transfer Center, LLC

Northside MRI, Inc.

Northwest Florida Healthcare Systems, Inc.

Northwest Florida Multispecialty Physicians, LLC

Northwest Florida Primary Care, LLC

Northwest Medical Center, Inc.

Notami Hospitals of Florida, Inc.

Nurse-on-Call Homecare, LLC

Nurse-on-Call of Broward, LLC

Nurse-on-Call of South Florida, LLC

Oak Hill Acquisition, Inc.

Oak Hill Family Care, LLC

Oak Hill Hospitalists, LLC

Ocala Health Company Care, LLC

Ocala Health Imaging Services, LLC

Ocala Health Primary Care, LLC

Ocala Health Surgical Group, LLC

Ocala Health Trauma, LLC

Ocala Regional Outpatient Services, Inc.

Okaloosa Hospital, Inc.

Okeechobee Hospital, Inc.

Orange County Healthcare, LLC

Orange Park Medical Center, Inc.

Orlando CareNow Urgent Care, LLC

Orlando Surgicare, Ltd.

Osceola Physician Network, LLC

Osceola Regional Hospital, Inc.

Osceola Surgical Associates, LLC

Outpatient Surgical Services, Ltd.

Oviedo Medical Center, LLC

P&L Associates

Palm Beach General Surgery, LLC

Palm Beach Healthcare System, Inc.

Palm Beach Hospitalists Program, LLC

Palms West Gastroenterology, LLC

Palms West Surgery Center, Ltd.

Park South Imaging Center, Ltd.

Pensacola Primary Care, Inc.

Poinciana Medical Center, Inc.

Port St. Lucie Surgery Center, Ltd.

Premier Medical Management, Ltd.

Primary Care Medical Associates, Inc.

Primary Care Services of Orlando, LLC

Psychiatry Services of Osceola, LLC

Pulmonary Renal Intensivist Group, LLC

Putnam Community Medical Center of North Florida, LLC

Putnam Hospital, Inc.

Putnam Surgical Group, LLC

Radiology Services of Florida, LLC

Raulerson Gastroenterology, LLC

Raulerson GYN, LLC

Raulerson Primary Care, LLC

Riverwalk ASC, LLC

Sarasota Doctors Hospital, Inc.

SLS East Florida Division, LLC

SLS West Florida Division, LLC

South Florida Division Practice, Inc.

South Transfer Center, LLC

Southwest Florida Health System, Inc.

Southwest Florida Regional Medical Center, Inc.

St. Lucie Hospitalists, LLC

St. Lucie Medical Center Hyperbarics, LLC

St. Lucie Medical Specialists, LLC

St. Lucie West Primary Care, LLC

St. Petersburg General Surgery, LLC

Sumter Community Hospital, LLC

Sun City Hospital, Inc.

Sunshine State Anesthesia Partners, LLC

Surgery Center of Atlantis, LLC

Surgery Center of Aventura, Ltd.

Surgery Center of Port Charlotte, Ltd.

Surgical Park Center, Ltd.

Surgicare America - Winter Park, Inc.

Surgicare of Altamonte Springs, Inc.

Surgicare of Aventura, LLC

Surgicare of Bayonet Point, Inc.

Surgicare of Bayside, LLC

Surgicare of Brandon, Inc.

Surgicare of Brooksville, LLC

Surgicare of Central Florida, Inc.

Surgicare of Citrus, LLC

Surgicare of Countryside, Inc.

Surgicare of Florida, Inc.

Surgicare of Ft. Pierce, Inc.

Surgicare of Kissimmee, Inc.

Surgicare of Laurel Grove, LLC

Surgicare of Manatee, Inc.

Surgicare of Merritt Island, Inc.

Surgicare of Miami Lakes, LLC

Surgicare of Newport Richey, Inc.

Surgicare of Orange Park II, LLC

Surgicare of Orange Park, Inc.

Surgicare of Orlando, Inc.

Surgicare of Palms West, LLC

Surgicare of Pinellas, Inc.

Surgicare of Plantation, Inc.

Surgicare of Port Charlotte, LLC

Surgicare of Port St. Lucie, Inc.

Surgicare of Riverwalk, LLC

Surgicare of St. Andrews, Inc.

Surgicare of St. Andrews, Ltd.

Surgicare of Stuart, Inc.

Surgicare of Tallahassee, Inc.

Tallahassee Community Network, Inc.

Tallahassee Medical Center, Inc.

Tallahassee Orthopaedic Surgery Partners, Ltd.

Tampa Bay Health System, Inc.

Tampa Surgi-Centre, Inc.

Telehealth Physician Services, LLC

The Neurohealth Sciences Center, LLC

Total Imaging - Hudson, LLC

Total Imaging - North St. Petersburg, LLC

Unity Home Health Services, LLC

University Healthcare Specialists, LLC

University Hospital, Ltd.

Venture Ambulatory Surgery Center, LLC

Venture Medical Management, LLC

Walton Springs Healthcare Services, LLC

West Florida - MHT, LLC

West Florida Behavioral Health, Inc.

West Florida Cardiology Network, LLC

West Florida Cardiology Physicians, LLC

West Florida CareNow Urgent Care, LLC

West Florida Division, Inc.

West Florida HealthWorks, LLC

West Florida Internal Medicine, LLC

West Florida Perdido Bay Healthcare, LLC

West Florida Physician Network, LLC

West Florida Professional Billing, LLC

West Florida Regional Medical Center, Inc.

West Florida Specialty Physicians, LLC

West Florida Trauma Network, LLC

West Florida Urgent Care Network, LLC

West Jacksonville Medical Center, Inc.

Wildwood Medical Center, Inc.

Women’s Health Center of Central Florida, LLC

GEORGIA

Acworth Immediate Care, LLC

AOSC Sports Medicine, Inc.

AppleCare/Memorial Immediate Care Joint Venture, LLC

Atlanta Home Care, L.P.

Augusta Inpatient Services, LLC

Augusta Primary Care Services, LLC

Augusta Specialty Hospitalists, LLC

Byron Family Practice, LLC

CCBH Psychiatric Hospitalists, LLC

Center for Occupational Medicine, LLC

Chatsworth Hospital Corp.

Church Street Partners

Coliseum Health Group, Inc.

Coliseum Park Hospital, Inc.

Coliseum Primary Healthcare - Macon, LLC

Coliseum Primary Healthcare - Riverside, LLC

Coliseum Professional Associates, LLC

Columbia Coliseum Same Day Surgery Center, Inc.

Columbia Surgicare of Augusta, LLC

Columbia-Georgia PT, Inc.

Columbus Cardiology, Inc.

Columbus Doctors Hospital, Inc.

Doctors Hospital Columbus GA-Joint Venture

Doctors Hospital Surgery Center, L.P.

Doctors-I, Inc.

Doctors-II, Inc.

Doctors-III, Inc.

Doctors-IV, Inc.

Doctors-V, Inc.

Doctors-VIII, Inc.

Dublin Community Hospital, LLC

Dublin Multispecialty, LLC

Eastside Behavioral Health Associates, LLC

Eastside Surgery Center, LLC

EHCA Diagnostics, LLC

EHCA Metropolitan, LLC

EHCA Parkway, LLC

EHCA Peachtree, LLC

EHCA West Paces, LLC

EHCA, LLC

Emergency Medicine Services of GA, LLC

Fairview Park, Limited Partnership

Georgia Psychiatric Company, Inc.

Grace Family Practice, LLC

Grayson Primary Care, LLC

Greater Gwinnett Internal Medicine Associates, LLC

Greater Gwinnett Physician Corporation

Gwinnett Community Hospital, Inc.

HCA Health Services of Georgia, Inc.

HCOL, Inc.

Hospital Medicine Services of GA, LLC

Hospitalists at Fairview Park, LLC

JDGC Management, LLC

Marietta Outpatient Medical Building, Inc.

Med Corp., Inc.

Medical Center - West, Inc.

Memorial Satilla Specialists, LLC

MOSC Sports Medicine, Inc.

North Georgia Primary Care Group, LLC

Northlake Medical Center, LLC

Northlake Physician Practice Network, Inc.

Orthopaedic Specialty Associates, L.P.

Orthopaedic Sports Specialty Associates, Inc.

Redmond Hospital Services, LLC

Redmond Neurosurgery, LLC

Savannah Behavioral Health Associates, LLC

Savannah Inpatient Services, LLC

Savannah Multispecialty Associates, LLC

Savannah Pediatric Care, LLC

Savannah Primary Care Associates, LLC

SE Georgia Anesthesia, LLC

SLS South Atlantic Division, LLC

Surgicare of Buckhead, LLC

Surgicare of Eastside, LLC

Surgicare of Evans, Inc.

The Rankin Foundation

West Paces Services, Inc.

GIBRALTAR

HCA Switzerland Limited

IDAHO

East Falls Cardiovascular and Thoracic Surgery, LLC

East Falls Family Medicine, LLC

East Falls Plastic Surgery, LLC

Eastern Idaho Health Services, Inc.

Eastern Idaho Regional Medical Center Inpatient Services, LLC

EIRMC Hospitalist Services, LLC

Idaho Behavioral Health Services, LLC

Idaho Physician Services, Inc.

West Valley Medical Center, Inc.

West Valley Medical Group Specialty Services LLC

West Valley Medical Group, LLC

West Valley Therapy Services, LLC

ILLINOIS

Chicago Grant Hospital, Inc.

Columbia Chicago Division, Inc.

Columbia LaGrange Hospital, LLC

Galen of Illinois, Inc.

Illinois Psychiatric Hospital Company, Inc.

Smith Laboratories, Inc.

INDIA

All About Staffing (India) Ltd.

HCA Global Services Private Limited

INDIANA

Basic American Medical, Inc.

Hospitalists of the Wabash Valley, LLC

Regional Hospital Healthcare Partners, LLC

Surgicare of Indianapolis, Inc.

Surgicare of Terre Haute, LLC

Terre Haute MOB, L.P.

Terre Haute Obstetrics and Gynecology, LLC

KANSAS

Care for Women, LLC

Centerpoint Medical Specialists, LLC

College Park Ancillary, LLC

College Park Radiology, LLC

Emergency Medicine Services of KS, Inc.

Emergency Physicians at Wesley Medical Center, LLC

Family Health Medical Group of Overland Park, LLC

Forward Pathology Solutions Wichita, LLC

Galichia Anesthesia Services, LLC

HCA Healthcare Laboratory Services Kansas, LLC

Health Partners of Kansas, Inc.

Heart of America Surgicenter, LLC

Heartland Women’s Group at Wesley, LLC

Hospital Medicine Services of KS, Inc.

Hospitalists at Wesley Medical Center, LLC

Intensive Care Consortium - Midwest, LLC

IRL Pathology Services MidAmerica, LLC

Johnson County Neurology, LLC

Johnson County Surgery Center, L.P.

Johnson County Surgicenter, L.L.C.

Kansas CareNow Urgent Care, LLC

Kansas City Cardiac Arrhythmia Research LLC

Kansas City Gastroenterology & Hepatology Physicians Group, LLC

Kansas City Vascular & General Surgery Group, LLC

Kansas City Women’s Clinic Group, LLC

Kansas Pulmonary and Sleep Specialists, LLC

Kansas Trauma and Critical Care Specialists, LLC

Menorah Medical Group, LLC

Menorah Urgent Care, LLC

MidAmerica Division, Inc.

Mid-America Surgery Center, LLC

Mid-America Surgery Institute, LLC

Midwest Cardiology Specialists, LLC

Midwest Cardiovascular and Thoracic Surgeons of Kansas, LLC

Midwest Heart & Vascular Specialists, LLC

Midwest Oncology Associates, LLC

Midwest Transplant Physicians, LLC

Mill Creek Outpatient Services, LLC

MMC Sleep Lab Management, LLC

Neurology Associates of Kansas, LLC

OPRMC-HBP, LLC

Overland Park Cardiovascular, Inc.

Overland Park Medical Specialists, LLC

Overland Park Orthopedics, LLC

Overland Park Surgical Specialties, LLC

Pediatric Specialty Clinic LLC

Quivira Internal Medicine, Inc.

Research Neurology Associates, LLC

Research Neuroscience Institute, LLC

Statland Medical Group, LLC

Surgery Center of Overland Park, L.P.

Surgicare of Overland Park, LLC

Surgicare of Wichita, Inc.

Surgicare of Wichita, LLC

Surgicenter of Johnson County, Ltd., a Kansas limited partnership

The Medical Group of Kansas City, LLC

Wesley Physician Services, LLC

Wesley Physicians - Anesthesiologist, LLC

Wesley Physicians - Cardiovascular, LLC

Wesley Physicians - Medical Specialties LLC

Wesley Physicians - Obstetrics and Gynecology LLC

Wesley Physicians - Primary Care LLC

Wesley Select Network, LLC

Wesley Urgent Care, LLC

Wichita CareNow Urgent Care, LLC

KENTUCKY

CHCK, Inc.

Commonwealth Specialists of Kentucky, LLC

Frankfort Hospital, Inc.

Frankfort Wound Care, LLC

Galen Center for Professional Development, Inc.

Galen of Kentucky, Inc.

Greenview Hospital, Inc.

Greenview PrimeCare, LLC

Greenview Specialty Associates, LLC

Mikrod Services, Inc.

SLS Capital Division, LLC

Southern Kentucky Medicine Associates, LLC

Surgery Center of Greenview, L.P.

Surgicare of Bowling Green, LLC

Surgicare of Greenview, Inc.

Tri-County Community Hospital, Inc.

Warren County Ambulance Service, LLC

LOUISIANA

Acadiana Care Center, Inc.

Acadiana Practice Management, Inc.

Acadiana Regional Pharmacy, Inc.

Children’s Multi-Specialty Group, LLC

CLASC Manager, LLC

Columbia Healthcare System of Louisiana, Inc.

Columbia West Bank Hospital, Inc.

Columbia/HCA of Baton Rouge, Inc.

Columbia/HCA of New Orleans, Inc.

HCA Health Services of Louisiana, Inc.

Lafayette OB Hospitalists, LLC

Lakeview Trauma and Critical Care, LLC

Louisiana Psychiatric Company, Inc.

Louisiana Regional PHO, L.L.C.

Medical Center of Baton Rouge, Inc.

New Iberia Healthcare, LLC

Notami (Opelousas), Inc.

Notami Hospitals of Louisiana, Inc.

Rapides After Hours Clinic, L.L.C.

Rapides Healthcare System, L.L.C.

Rapides Regional Physician Group Primary Care, LLC

Rapides Regional Physician Group Specialty Care, LLC

Rapides Regional Physician Group, LLC

Rapides Surgery Center, LLC

RMCA Professionals Mgmt, LLC

Southwest Medical Center Multi-Specialty Group, LLC

Southwest Medical Center Surgical Group, LLC

Surgicare Merger Company of Louisiana

Surgicare of Lakeview, Inc.

Surgicare Outpatient Center of Baton Rouge, Inc.

Surgicenter of East Jefferson, Inc.

The Regional Health System of Acadiana, LLC

Women’s & Children’s Pediatric Hematology/Oncology Center, LLC

Women’s & Children’s Pulmonology Clinic, LLC

Women’s and Children’s Professional Management, L.L.C.

Women’s Multi-Specialty Group, LLC

MARYLAND

Expansion, LLC

Plus MSO, LLC

Purchase Clinic, LLC

MASSACHUSETTS

Columbia Hospital Corporation of Massachusetts, Inc.

Orlando Outpatient Surgical Center, Ltd.

MISSISSIPPI

Brookwood Medical Center of Gulfport, Inc.

Coastal Imaging Center of Gulfport, Inc.

Coastal Imaging Center, L.P.

Galen of Mississippi, Inc.

Garden Park Hospitalist Program, LLC

Garden Park Investments, L.P.

Garden Park Physician Group - Specialty Care, LLC

Garden Park Physician Group, Inc.

Gulf Coast Medical Ventures, Inc.

VIP, Inc.

MISSOURI

Bone & Joint Specialists Physician Group, LLC

Cardiology Associates Medical Group, LLC

Cedar Creek Medical Group, LLC

Centerpoint Cardiology Services, LLC

Centerpoint Clinic of Blue Springs, LLC

Centerpoint Hospital Based Physicians, LLC

Centerpoint Orthopedics, LLC

Centerpoint Physicians Group, LLC

Centerpoint Women's Services, LLC

Clinishare, Inc.

Endocrinology Associates of Lee’s Summit, LLC

Eye Care Surgicare, Ltd., a Missouri limited partnership

Family Health Specialists of Lee's Summit, LLC

Foot & Ankle Specialty Services, LLC

Health Midwest Medical Group, Inc.

Health Midwest Office Facilities Corporation

Health Midwest Ventures Group, Inc.

HM Acquisition, LLC

Independence Neurosurgery Services, LLC

Independence Surgicare, Inc.

Jackson County Pulmonary Medical Group, LLC

Kansas City Neurology Associates, LLC

Kansas City Pulmonology Practice, LLC

KC Pain ASC, LLC

KC Surgicare, LLC

Medical Center Imaging, Inc.

MediCredit, Inc.

Metropolitan Multispecialty Physicians Group, Inc.

Midwest Cardiovascular & Thoracic Surgery, LLC

Midwest Division - RBH, LLC

Midwest Division Spine Care, LLC

Midwest Doctor's Group, LLC

Midwest Infectious Disease Specialists, LLC

Midwest Trauma Services, LLC

Midwest Women's Healthcare Specialists, LLC

Missouri Healthcare System, L.P.

Northland Land Holding Company, LLC

Notami Hospitals of Missouri, Inc.

Nuclear Diagnosis, Inc.

Ozarks Medical Services, Inc.

Parallon Revenue Cycle Services, Inc.

Raymore Medical Group, LLC

Research Cardiology Associates, LLC

Research Family Physicians, LLC

Research Internal Medicine, LLC

Resource Optimization & Innovation, L.L.C.

RMC - Pulmonary, LLC

RMC Transplant Physicians, LLC

Senior Health Associates, LLC

Surgery Center of Independence, L.P.

Surgical Care Medical Group, LLC

Surgicare of Kansas City, LLC

Surgicenter of Kansas City, L.L.C.

Women's Center at Brookside, LLC

NEVADA

CHC Holdings, Inc.

CHC Venture Co.

Columbia Hospital Corporation of West Houston

Fremont Women’s Health, LLC

Health Service Partners, Inc.

Las Vegas ASC, LLC

Las Vegas Surgicare, Inc.

MountainView GME Primary Care, LLC

Nevada Surgery Center of Southern Hills, L.P.

Nevada Surgicare of Southern Hills, LLC

Pediatric Sub-Specialists of Nevada, LLC

Rhodes Limited-Liability Company

Sahara Outpatient Surgery Center, Ltd., a Nevada limited partnership

Southern Hills Medical Center, LLC

Specialty Surgicare of Las Vegas, LP

Sunrise Flamingo Holdings, LLC

Sunrise Mountainview Hospital, Inc.

Sunrise Mountainview Multi-Specialty Clinics, LLC

Sunrise Outpatient Services, Inc.

Sunrise Physician Services, LLC

Sunrise Trauma Services, LLC

Surgicare of ENT SC, LLC

Urgent Care Extra Silverado & Maryland LLC

Urgent Care Nevada LLC

Value Health Holdings, Inc.

VH Holdco, Inc.

VH Holdings, Inc.

Western Plains Capital, Inc.

NEW HAMPSHIRE

Derry ASC, Inc.

Forward Pathology Solutions - New Hampshire, LLC

HCA Health Services of New Hampshire, Inc.

Med-Point of New Hampshire, Inc.

Neonatal and Pediatric Intensivist Services of New Hampshire, LLC

Occupational Health Services of PRH, LLC

Parkland Hospitalists Program, LLC

Parkland Oncology, LLC

Portsmouth Trauma and Surgical Care, LLC

Salem Surgery Center, Limited Partnership

Surgicare of Salem, LLC

NORTH CAROLINA

Blue Ridge-TKC, LLC

CareOne Home Health Services, Inc.

Cumberland Medical Center, Inc.

HCA - Raleigh Community Hospital, Inc.

HCA Healthcare Laboratory Services North Carolina, LLC

Healthy State, Inc.

Heritage Hospital, Inc.

HTI Health Services of North Carolina, Inc.

Imaging Realty LLC

Mecklenburg Surgical Land Development, Ltd.

Mission Employer Solutions, LLC

Mission Health Community Multispecialty Providers, LLC

Raleigh Community Medical Office Building, Ltd.

SLS North Carolina Division, LLC

Spruce Pine Healthcare, LLC

Western North Carolina Healthcare Innovators, LLC

Wilmington MSO, LLC

OHIO

Columbia/HCA Healthcare Corporation of Northern Ohio

Columbia-CSA/HS Greater Canton Area Healthcare System, L.P.

Columbia-CSA/HS Greater Cleveland Area Healthcare System, L.P.

Lorain County Surgery Center, Ltd.

Surgicare of Lorain County, Inc.

Surgicare of Westlake, Inc.

Westlake Surgicare, L.P.

OKLAHOMA

Columbia Doctors Hospital of Tulsa, Inc.

Columbia Oklahoma Division, Inc.

Edmond General Surgery, LLC

Edmond Hospitalists, LLC

Edmond Physician Hospital Organization, Inc.

Healthcare Oklahoma, Inc.

Medi Flight of Oklahoma, LLC

Medical Imaging, Inc.

Millenium Health Care of Oklahoma, Inc.

Oklahoma Outpatient Surgery Limited Partnership

Oklahoma Physicians - Medical Specialties LLC

Oklahoma Physicians - Obstetrics and Gynecology LLC

Oklahoma Physicians - Primary Care LLC

Oklahoma Physicians - Surgical Specialties LLC

Oklahoma Surgicare, Inc.

Plains Healthcare System, Inc.

Surgicare of Tulsa, Inc.

SWMC, Inc.

PHILIPPINES

All About Staffing Philippines, Inc.

Career Staffing USA, Inc.

SOUTH CAROLINA

C/HCA Development, Inc.

Carolina Regional Surgery Center, Inc.

Carolina Regional Surgery Center, Ltd.

Coastal Carolina Home Care, Inc.

Coastal Carolina Multispecialty Associates, LLC

Coastal Carolina Primary Care, LLC

Coastal Inpatient Physicians, LLC

Colleton Ambulatory Care, LLC

Colleton Diagnostic Center, LLC

Colleton Medical Anesthesia, LLC

Colleton Medical Hospitalists, LLC

Columbia/HCA Healthcare Corporation of South Carolina

Doctor’s Memorial Hospital of Spartanburg Limited Partnership

Grand Strand Senior Health Center, LLC

Grand Strand Specialty Associates, LLC

Grand Strand Surgical Specialists, LLC

Johns Island MC, LLC

Mental Health Therapy Center - Charleston, LLC

North Augusta Rehab Health Center, LLC

North Charleston Diagnostic Imaging Center, LLC

Palmetto State Anesthesia Providers, LLC

South Atlantic Division, Inc.

Tri-County Surgical Specialists, LLC

Trident Behavioral Health Services, LLC

Trident Dental Associates LLC

Trident Eye Surgery Center, L.P.

Trident Medical Services, Inc.

Trident Neonatology Services, LLC

Walterboro Community Hospital, Inc.

Waterway Primary Care, LLC

SWITZERLAND

HCA Switzerland Holding GmbH

TENNESSEE

ACE Shared Services, Inc.

Advanced Bundle Convener, LLC

ARC Therapy Services, LLC

Arthritis Specialists of Nashville, Inc.

Athens Community Hospital, Inc.

Brentwood Surgery Center, LLC

Centennial Cardiovascular Consultants, LLC

Centennial Heart, LLC

Centennial Hospitalists, LLC

Centennial Neuroscience, LLC

Centennial Psychiatric Associates, LLC

Centennial Surgery Center, L.P.

Centennial Surgical Associates, LLC

Centennial Surgical Clinic, LLC

Centennial Women’s Group, LLC

Central Tennessee Hospital Corporation

Chattanooga ASC Acquisition, Inc.

Chattanooga Diagnostic Associates, LLC

Chattanooga Healthcare Network Partner, Inc.

Chattanooga Healthcare Network, L.P.

Clarksville Health Services, LLC

Clarksville Surgicenter, LLC

Clinical Documentation, LLC

Clinical Education Shared Services, LLC

Columbia Integrated Health Systems, Inc.

Columbia Medical Group - Centennial, Inc.

Columbia Medical Group - Daystar, Inc.

Columbia Medical Group - Parkridge, Inc.

Columbia Medical Group - Southern Hills, Inc.

Columbia Medical Group - The Frist Clinic, Inc.

DAG Holdings, LLC

Dickson Surgery Center, L.P.

Frist Clinic Express, LLC

Gastroenterology Specialists of Middle Tennessee, LLC

H2U Wellness Centers, LLC

HCA - Information Technology & Services, Inc.

HCA - IT&S PBS Field Operations, Inc.

HCA ASD Financial Operations, LLC

HCA ASD Sales Services, LLC

HCA Central Group, Inc.

HCA Chattanooga Market, Inc.

HCA Development Company, Inc.

HCA Eastern Group, Inc.

HCA Health Services of Tennessee, Inc.

HCA Healthcare Laboratory Services Tennessee, LLC

HCA Human Resources, LLC

HCA Long Term Health Services of Miami, Inc.

HCA Medical Services, Inc.

HCA Patient Safety Organization, LLC

HCA Physician Services, Inc.

HCA Realty, Inc.

HCA Research Institute, LLC

Health to You, LLC

Healthcare Sales National Management Services Group, LLC

Healthcare Support Services, LLC

HealthTrust Workforce Solutions, LLC

Healthtrust, Inc. - The Hospital Company

Hendersonville Hospital Corporation

Hendersonville Hospitalist Services, Inc.

Hendersonville OB/GYN, LLC

Hendersonville Primary Care, LLC

Hermitage Primary Care, LLC

Hometrust Management Services, Inc.

Hospital Realty Corporation

Hospitalists at Centennial Medical Center, LLC

Hospitalists at Horizon Medical Center, LLC

Hospitalists at Parkridge, LLC

Hospitalists at StoneCrest, LLC

HTI Memorial Hospital Corporation

Indian Path Hospital, Inc.

Internal Medicine Associates of Southern Hills, LLC

Laboratory Management Services, LLC

Lebanon Surgicenter, LLC

Madison Behavioral Health, LLC

Medical Center Surgery Associates, L.P.

Medical Group - Dickson, Inc.

Medical Group - Southern Hills of Brentwood, LLC

Medical Group - StoneCrest FP, Inc.

Medical Group - StoneCrest, Inc.

Medical Group - Summit, Inc.

Medical Plaza Ambulatory Surgery Center Associates, L.P.

Mental Health Therapy Center - Chattanooga, LLC

Mental Health Therapy Center - Nashville, LLC

Middle Tennessee Neurology LLC

MP Management, LLC

Nashville Psychiatric Company, Inc.

Nashville Surgicenter, LLC

Natchez Medical Associates, LLC

Natchez Surgery Center, LLC

National Contact Center Management Group, LLC

National Transfer Center Management Services, LLC

Network Management Services, Inc.

Neurology Associates of Hendersonville, LLC

North Florida Regional Freestanding Surgery Center, L.P.

NPAS Solutions, LLC

NPAS, Inc.

Old Fort Village, LLC

OneSourceMed, Inc.

Palmer Medical Center, LLC

Parallon Business Solutions, LLC

Parallon Enterprises, LLC

Parallon Health Information Solutions, LLC

Parallon Payroll Solutions, LLC

Parallon Physician Services, LLC

Park View Insurance Company

Parkridge East Specialty Associates, LLC

Parkridge Hospitalists, Inc.

Parkridge Medical Center, Inc.

Parkridge Professionals, Inc.

Parkside Surgery Center, Inc.

Plano Ambulatory Surgery Associates, L.P.

Portland Primary Care, LLC

Premier ASC, LLC

PSG Delegated Services, LLC

PTS Solutions, LLC

SCRI Scientifics, LLC

Skyline Medical Group, LLC

Skyline Neuroscience Associates, LLC

Skyline Rehab Associates, LLC

Skyline Specialty Associates, LLC

Southern Hills Neurology Consultants, LLC

Southpoint, LLC

Spring Hill Hospital, Inc.

Spring Hill Physicians, LLC

St. Mark’s Ambulatory Surgery Associates, L.P.

Sterling Primary Care Associates, LLC

Stonecrest Medical Group - SC Murfreesboro Family Practice, LLC

Sullins Surgical Center, Inc.

Summit Convenient Care at Lebanon, LLC

Summit Heart, LLC

Summit Research Solutions, LLC

Summit Surgery Center, L.P.

Summit Surgical Associates, LLC

Summit Walk-in Clinic, LLC

Surgicare of Chattanooga, LLC

Surgicare of Clarksville, LLC

Surgicare of Dickson, LLC

Surgicare of Lebanon, LLC

Surgicare of Madison, Inc.

Surgicare of Natchez, LLC

Surgicare of Premier Orthopaedic, LLC

Surgicare of Wilson County, LLC

Surgicare Outpatient Center of Jackson, Inc.

TCMC Madison-Portland, Inc.

Tennessee Healthcare Management, Inc.

Tennessee Valley Outpatient Diagnostic Center, LLC

The Charter Cypress Behavioral Health System, L.L.C.

Trident Ambulatory Surgery Center, L.P.

TriStar Bone Marrow Transplant, LLC

TriStar Cardiovascular Surgery, LLC

TriStar Family Care, LLC

TriStar Gynecology Oncology, LLC

TriStar Health System, Inc.

TriStar Joint Replacement Institute, LLC

TriStar Medical Group - Centennial Primary Care, LLC

TriStar Medical Group - Legacy Health, LLC

TriStar Medical Network, LLC

TriStar Mobile Medicine, LLC

TriStar OB Hospitalists, LLC

TriStar OB/GYN, LLC

TriStar Orthopedics, LLC

TriStar Physicians, LLC

TriStar Radiation Oncology, LLC

TriStar Tennessee Heart and Vascular, LLC

Vascular and Endovascular Specialists, LLC

Vision Holdings, LLC

WCP Properties, LLC

Wilson County Outpatient Surgery Center, L.P.

Women’s and Children’s Specialists, LLC

TEXAS

360 Community Alliance, LLC

5150 Code Grey Holdings, LLC

Acute Kids Urgent Care of Medical City Children’s Hospital, PLLC

Administrative Physicians of North Texas, PLLC

Advanced Practice Providers of Gulf Coast, PLLC

Alliance Behavioral Health Services, LLC

Ambulatory Endoscopy Clinic of Dallas, Ltd.

Ambulatory Endoscopy Holdco, LLC

ARA/St. David's Imaging, L.P.

Arlington Diagnostic South, Inc.

Arlington Neurosurgeons, PLLC

Arlington Primary Care, PLLC

Arlington Primary Medicine, PLLC

Austin Heart Cardiology MSO, LLC

Austin Medical Center, Inc.

Austin Physicians Management, LLC

Austin Urogynecology, PLLC

Bailey Square Ambulatory Surgical Center, Ltd.

Bailey Square Outpatient Surgical Center, Inc.

Barrow Medical Center CT Services, Ltd.

Bay Area Healthcare Group, Ltd.

Bay Area Surgical Center Investors, Ltd.

Bay Area Surgicare Center, Inc.

Bayshore Family Practitioners, PLLC

Bayshore Multi-Specialty Group, PLLC

Bayshore Occupational and Family Medicine, PLLC

Bayshore Radiation Oncology Services, PLLC

Bayshore Surgery Center, Ltd.

Bedford-Northeast Community Hospital, Inc.

Bellaire Imaging, Inc.

Brownsville Specialists of Texas, PLLC

Brownsville Surgery, PLLC

Brownsville Surgical Specialists, PLLC

Brownsville-Valley Regional Medical Center, Inc.

C. Medrano, M.D., PLLC

Calder Immediate Care, PLLC

Calloway Creek Surgery Center, L.P.

Calloway Creek Surgicare, LLC

Capital Area Occupational Medicine, PLLC

Capital Area Primary Care, PLLC

Capital Area Specialists, PLLC

Capital Area Surgeons, PLLC

Cardio Vascular Surgeons of North Texas, PLLC

Cardiology Clinic of San Antonio, PLLC

Cardiology Specialists of North Texas, PLLC

Cardiovascular and Thoracic Surgeons of Texas, PLLC

CC Clinic, PLLC

Central Texas Cardiac Arrhythmia Physicians, PLLC

CHC Management, Ltd.

CHC Payroll Company

CHC Realty Company

CHCA Pearland, L.P.

CHC-El Paso Corp.

CHC-Miami Corp.

Clear Lake Family Physicians, PLLC

Clear Lake Multi-Specialty Group, PLLC

Clear Lake Regional Medical Center, Inc.

Clear Lake Surgicare, Ltd.

Coastal Bend Hospital CT Services, Ltd.

Collin County Diagnostic Associates, PLLC

COL-NAMC Holdings, Inc.

Columbia Ambulatory Surgery Division, Inc.

Columbia Bay Area Realty, Ltd.

Columbia Call Center, Inc.

Columbia Central Group, Inc.

Columbia Champions Treatment Center, Inc.

Columbia GP of Mesquite, Inc.

Columbia Greater Houston Division Healthcare Network, Inc.

Columbia Hospital at Medical City Dallas Subsidiary, L.P.

Columbia Hospital Corporation at the Medical Center

Columbia Hospital Corporation of Arlington

Columbia Hospital Corporation of Bay Area

Columbia Hospital Corporation of Corpus Christi

Columbia Hospital-El Paso, Ltd.

Columbia Medical Arts Hospital Subsidiary, L.P.

Columbia Medical Center at Lancaster Subsidiary, L.P.

Columbia Medical Center Dallas Southwest Subsidiary, L.P.

Columbia Medical Center of Arlington Subsidiary, L.P.

Columbia Medical Center of Denton Subsidiary, L.P.

Columbia Medical Center of Las Colinas, Inc.

Columbia Medical Center of Lewisville Subsidiary, L.P.

Columbia Medical Center of McKinney Subsidiary, L.P.

Columbia Medical Center of Plano Subsidiary, L.P.

Columbia North Hills Hospital Subsidiary, L.P.

Columbia North Texas Healthcare System, L.P.

Columbia North Texas Subsidiary GP, LLC

Columbia North Texas Surgery Center Subsidiary, L.P.

Columbia Northwest Medical Center Partners, Ltd.

Columbia Northwest Medical Center, Inc.

Columbia Plaza Medical Center of Fort Worth Subsidiary, L.P.

Columbia Psychiatric Management Co.

Columbia South Texas Division, Inc.

Columbia Specialty Hospital of Dallas Subsidiary, L.P.

Columbia Specialty Hospitals, Inc.

Columbia Surgery Group, Inc.

Columbia/HCA Healthcare Corporation of Central Texas

Columbia/HCA Heartcare of Corpus Christi, Inc.

Columbia/HCA International Group, Inc.

Columbia/HCA of Houston, Inc.

Columbia/HCA of North Texas, Inc.

Columbia/HCA Physician Hospital Organization Medical Center Hospital

Columbia-Quantum, Inc.

Comprehensive Radiology Management Services, Ltd.

Congenital Heart Surgery Center, PLLC

Conroe Hospital Corporation

Conroe Montgomery Physicians Group, PLLC

Conroe Orthopedic Specialists, PLLC

Conroe Specialists of Texas, PLLC

Corpus Christi Healthcare Group, Ltd.

Corpus Christi Heart Clinic, PLLC

Corpus Christi Primary Care Associates, PLLC

Corpus Christi Psychiatric Specialists, PLLC

Corpus Christi Radiation Oncology, PLLC

Corpus Christi Surgery Center, L.P.

Corpus Christi Surgery, Ltd.

Corpus Surgicare, Inc.

CP Surgery Center, LLC

CRMS Management Company, L.L.C.

CUC, PLLC

Dallas Cardiology Specialists, PLLC

Dallas CardioThoracic Surgery Consultants, PLLC

Dallas Medical Specialists, PLLC

Dallas Neuro-Stroke Affiliates, PLLC

Dallas Pediatric Neurosurgery Specialists, PLLC

Decatur Physician Services, PLLC

Deep Purple Investments, LLC

Del Sol Bariatric Clinic, PLLC

Denton Cancer Center, PLLC

Denton County Hospitalist Program, PLLC

Denton Pediatric Physicians, PLLC

Denton Regional Ambulatory Surgery Center, L.P.

DFW CareNow Primary Care, PLLC

DFW Physicians Group, PLLC

Doctors Hospital (Conroe), Inc.

Dura Medical, Inc.

E.P. Physical Therapy Centers, Inc.

East Houston Primary Care, PLLC

East Houston Specialists, PLLC

East Orthopedics, PLLC

El Paso CareNow Urgent Care, PLLC

El Paso Healthcare System Physician Services, LLC

El Paso Healthcare System, Ltd.

El Paso Maternal Fetal Medicine, PLLC

El Paso Nurses Unlimited, Inc.

El Paso Primary Care, PLLC

El Paso Surgery Centers, L.P.

El Paso Surgicenter, Inc.

Eldridge Family Practitioners, PLLC

Elite Family Health of Plano, PLLC

Elite OB-GYN Services of El Paso, PLLC

Elite Orthopaedics of El Paso, PLLC

Elite Orthopaedics of Irving, PLLC

Elite Orthopaedics of Plano, PLLC

Emergency Medicine Services of TX, PLLC

Emergency Psychiatric Medicine, PLLC

Endoscopy of Plano, L.P.

Endoscopy Surgicare of Plano, LLC

EPIC Properties, Inc.

EPSC, L.P.

Family First Medicine in Brownsville, PLLC

Family Practitioners of Montgomery, PLLC

Family Practitioners of Pearland, PLLC

Fannin MOB Property Management, LLC

Fannin MOB, LLC

Flower Mound Surgery Center, Ltd.

Fort Worth Investments, Inc.

Frisco Warren Parkway 91, Inc.

G.P. Martin Fletcher & Associates, LLC

Galen Hospital of Baytown, Inc.

General and Cardiovascular Surgeons of Conroe, PLLC

General Surgeons of Houston, PLLC

General Surgeons of North Richland Hills, PLLC

General Surgeons of Pasadena, PLLC

GI Associates of Denton, PLLC

GI Associates of Lewisville, PLLC

Gramercy Surgery Center, Ltd.

Greater Houston Preferred Provider Option, Inc.

Green Oaks Hospital Subsidiary, L.P.

Gulf Coast Division, Inc.

Gulf Coast Electrophysiology Associates, PLLC

Gulf Coast IC, PLLC

Gulf Coast Pathology Program PLLC

Gulf Coast Physician Administrators, Inc.

Gulf Coast Provider Network, Inc.

Gulf Coast Providers, PLLC

Gulf Coast Specialty Providers, PLLC

H2U Wellness Centers - Conroe ISD, PLLC

H2U Wellness Centers - Corpus Christi, PLLC

H2U Wellness Centers - Clear Lake Regional Medical Center, PLLC

H2U Wellness Centers - Conroe Regional Medical Center, PLLC

H2U Wellness Centers - Del Sol Medical Center, PLLC

H2U Wellness Centers - El Paso, PLLC

H2U Wellness Centers - Las Palmas Medical Center, PLLC

H2U Wellness Centers - Medical City Dallas, PLLC

H2U Wellness Centers - PISD, PLLC

H2U Wellness Centers - San Benito CISD, PLLC

H2U Wellness Centers - St. David’s Medical Center, PLLC

HBP Austin Lone Star 501(A) Inc.

HBP CWTX St. David's Intensivists, PLLC

HCA Central/West Texas Physicians Management, LLC

HCA Gulf Coast GME, PLLC

HCA Health Services of Texas, Inc.

HCA Healthcare Laboratory Services Austin, LLC

HCA Healthcare Laboratory Services Houston, LLC

HCA Healthcare Laboratory Services Irving, LLC

HCA Healthcare Laboratory Services San Antonio, LLC

HCA Houston OB Hospitalist, PLLC

HCA North Texas GME PLLC

HCA Pearland GP, Inc.

HCA Plano Imaging, Inc.

HCA West Texas GME, PLLC

HCA Western Group, Inc.

HCAPS Conroe Affiliation, Inc.

HealthTrust Locums, Inc.

Heart Specialist of North Texas, PLLC

Heartcare of Texas, Ltd.

Hidalgo County Family Practitioners, PLLC

Hidden Lakes Health Center, PLLC

Hip & Joint Specialists of North Texas, PLLC

Hospital Medicine Services of TX, PLLC

Houston CareNow Primary Care, PLLC

Houston CareNow Urgent Care, PLLC

Houston Northwest Concessions, L.L.C.

Houston Northwest Operating Company, L.L.C.

Houston Northwest Surgical Partners, Inc.

Houston Obstetrics and Gynecology for Women, PLLC

Houston Orthopedic, PLLC

Houston Pediatric Specialty Group, PLLC

HPG Energy, L.P.

HPG GP, LLC

HTI Gulf Coast, Inc.

HWCA, PLLC

ICU Associates of West Houston, PLLC

Intensivist Medicine Services of TX, PLLC

Internal Medicine Associates of Huntsville, PLLC

Internal Medicine of Pasadena, PLLC

Internist Associates of Houston, PLLC

Kathy L. Summers, M.D., PLLC

Kennedale Primary Care PLLC

Kingwood Surgery Center, LLC

KPH-Consolidation, Inc.

Kyle Primary Care, PLLC

Lake Forest Family Health, PLLC

Las Colinas Primary Care, PLLC

Las Colinas Surgery Center, Ltd.

Las Palmas Del Sol Cardiology, PLLC

Las Palmas Del Sol Internal Medicine, PLLC

Las Palmas Del Sol Urgent Care, PLLC

Leadership Healthcare Holdings II L.P., L.L.P.

Leadership Healthcare Holdings L.P., L.L.P.

Lewisville Primary Care, PLLC

Lone Star Intensivists at Gulf Coast, PLLC

Lone Star Neonatology at North Texas, PLLC

Lonestar Tele-Womens and Children’s PLLC

Longview Regional Physician Hospital Organization, Inc.

LPN TeleBehavioral Health, PLLC

Mainland Family Medicine, PLLC

Mainland Multi-Specialty Group, PLLC

Mainland Primary Care Physicians, PLLC

Martin Fletcher Associates Holdings, Inc.

Martin, Fletcher & Associates, L.P.

Mary Alice Cowan, M.D., PLLC

Maternal Fetal Medicine Specialists of Corpus Christi, PLLC

McAllen Comprehensive Upper Extremity Center, PLLC

McKinney Surgeons, PLLC

MEC Endoscopy, LLC

Med City Dallas Outpatient Surgery Center, L.P.

Med-Center Hosp./Houston, Inc.

Medical Care Surgery Center, Inc.

Medical City Dallas Hospital, Inc.

Medical City Dallas Primary Care, PLLC

Medical City Frisco MOB Condominium Association, Inc.

Medical City Frisco MOB Property, LLC

Medical City OB-GYN, PLLC

Medical City Pediatrics, PLLC

Medical City Transplant, PLLC

MediPurchase, Inc.

Mental Health Therapy Center - Dallas, LLC

Methodist CareNow Urgent Care, PLLC

Methodist Healthcare System of San Antonio, Ltd., L.L.P.

Methodist Hospital Based Physicians, PLLC

Methodist Medical Center ASC, L.P.

Methodist Physician Practice Services, LLC

Methodist Physician Practices, PLLC

Methodist Physicians Podiatry Specialists, PLLC

Metroplex Surgicenters, Inc.

MFA G.P., LLC

MGH Medical, Inc.

MHS SC Partner, L.L.C.

MHS Surgery Centers, L.P.

Michael Mann, M.D., PLLC

Mid-Cities Surgi-Center, Inc.

Movement Disorders of North Texas, PLLC

National Patient Account Services, Inc.

Navarro Memorial Hospital, Inc.

Neuro-Hospitalist of Clear Lake, PLLC

NeuroHospitalist of McAllen, PLLC

Neurological Eye Specialists of North Texas, PLLC

Neurological Specialists of McKinney, PLLC

Neurological Specialists, PLLC

Neurosurgery of Kingwood, PLLC

Neurosurgical Associates of North Texas, PLLC

Neurosurgical Specialists of El Paso, PLLC

Neurosurgical Specialists of North Texas, PLLC

North Austin Plastic Surgery Associates, PLLC

North Austin Surgery Center, L.P.

North Central Methodist ASC, L.P.

North Hills Cardiac Catheterization Center, L.P.

North Hills Catheterization Lab, LLC

North Hills Orthopaedic Surgeons, PLLC

North Shore Specialists of Texas, PLLC

North Texas - MCA, LLC

North Texas Cardiology, PLLC

North Texas Craniofacial Fellowship Program, PLLC

North Texas Division, Inc.

North Texas General, L.P.

North Texas Geriatrics, PLLC

North Texas Heart Surgery Center, PLLC

North Texas Internal Medicine Specialists, PLLC

North Texas Neuro Stroke OP, PLLC

North Texas of Hope, PLLC

North Texas Stroke Center, PLLC

Northeast Methodist Surgicare, Ltd.

Northeast PHO, Inc.

NT Urgent Care, PLLC

NTX Pathology Program, PLLC

Oakwood Surgery Center, Ltd., LLP

OB Hospitalists of Woman’s Hospital, PLLC

OB/Gyn Associates of Denton, PLLC

OB/GYN of Brownsville, PLLC

On-Site Primary Care, PLLC

Orthopedic Hospital, Ltd.

Outpatient Women’s and Children’s Surgery Center, Ltd.

Paragon of Texas Health Properties, Inc.

Paragon Physicians Hospital Organization of South Texas, Inc.

Paragon Surgery Centers of Texas, Inc.

Park Central Surgical Center, Ltd.

Parkway Cardiac Center, Ltd.

Parkway Surgery Services, Ltd.

Pasadena Bayshore Hospital, Inc.

Pearland Institute for Women’s Health, PLLC

Pediatric Cardiac Intensivists of North Texas, PLLC

Pediatric Critical Care of Clear Lake, PLLC

Pediatric Hospitalists of Conroe, PLLC

Pediatric Intensivists of El Paso, PLLC

Pediatric Intensivists of North Texas, PLLC

Pediatric Specialists of Clear Lake, PLLC

Pediatric Surgicare, Inc.

Pediatrics of Greater Houston, PLLC

Physicians Ambulatory Surgery Center, LLC

Plano Surgery Center - GP, LLC

Plano Surgery Center Real Estate, LLC

Plano Surgicenter Real Estate Manager, LLC

Plano Urology, PLLC

Plaza Medical Specialists, PLLC

Plaza Primary Care, PLLC

Plaza Transplant Center, PLLC

Podiatry of Clear Lake, PLLC

Primary Care Plano, PLLC

Primary Care South, PLLC

Primary Care West, PLLC

Primary Health Asset Holdings, Ltd.

Primary Health Physicians, PLLC

Primary Health, Inc.

Quantum/Bellaire Imaging, Ltd.

Rim Building Partners, L.P.

Rio Grande Healthcare MSO, Inc.

Rio Grande NP, Inc.

Rio Grande Regional Hospital, Inc.

Rio Grande Valley Cardiology, PLLC

Rio Grande Valley CareNow Urgent Care, PLLC

Rio Grande Valley Urology, PLLC

Rosewood Medical Center, Inc.

Rosewood Professional Building, Ltd.

Round Rock Trauma Surgeons, PLLC

Royal Oaks Surgery Center, L.P.

S.A. Medical Center, Inc.

San Antonio Division, Inc.

San Antonio Regional Hospital, Inc.

San Antonio Surgicenter, LLC

Sante Fe Family Practitioners, PLLC

SAPN, LLC

South Austin Surgery Center, Ltd.

South Texas Surgicare, Inc.

Specialists in Obstetrics and Gynecology, PLLC

Specialty Associates of West Houston, PLLC

Spring Branch Family Practitioners, PLLC

Spring Branch Medical Center, Inc.

St. David’s Austin Area ASC, LLC

St. David’s Cardiology, PLLC

St. David’s Care Partners, LLC

St. David’s CareNow Primary Care, PLLC

St. David’s CareNow Urgent Care, PLLC

St. David’s Healthcare Partnership, L.P., LLP

St. David’s Heart & Vascular, PLLC

St. David’s Neurology, PLLC

St. David’s OB Hospitalist, PLLC

St. David’s Ortho, Neuro and Rehab, PLLC

St. David’s Physical Medicine and Rehabilitation, PLLC

St. David’s Specialized Women’s Services, PLLC

St. David’s Trauma Surgeons, PLLC

St. David's Women's Center of Texas, LLC

STPN Manager, LLC

Sugar Land Surgery Center Anesthesia, LLC

Sugar Land Surgery Center, Ltd.

Sun Towers/Vista Hills Holding Co.

Surgery Associates of NTX, PLLC

Surgery Center of Bay Area Houston, LLC

Surgical Center of Irving, Inc.

Surgical Facility of West Houston, L.P.

Surgical Specialists of Clear Lake, PLLC

Surgical Specialists of Conroe, PLLC

Surgical Specialists of Corpus Christi, PLLC

Surgicare of Arlington, LLC

Surgicare of Bay Area Endoscopy, LLC

Surgicare of Central Park Surgery Center, LLC

Surgicare of Central San Antonio, Inc.

Surgicare of Flower Mound, Inc.

Surgicare of Fort Worth Co-GP, LLC

Surgicare of Fort Worth, Inc.

Surgicare of Gramercy, Inc.

Surgicare of Houston Women’s, Inc.

Surgicare of Kingwood, LLC

Surgicare of McKinney, Inc.

Surgicare of Medical City Dallas, LLC

Surgicare of Memorial Endoscopy, LLC

Surgicare of North Austin, LLC

Surgicare of North San Antonio, Inc.

Surgicare of Northeast San Antonio, Inc.

Surgicare of Pasadena, Inc.

Surgicare of Round Rock, Inc.

Surgicare of Royal Oaks, LLC

Surgicare of South Austin, Inc.

Surgicare of Southwest Houston, LLC

Surgicare of St. David’s Austin, LLC

Surgicare of Sugar Land, Inc.

Surgicare of Tomball, LLC

Surgicare of Travis Center, Inc.

Tarrant County Surgery Center, L.P.

Texas HSS, LLC

Texas Joint Institute, PLLC

Texas Maternal Fetal Medicine, PLLC

Texas Psychiatric Company, Inc.

Texas Trauma Medical Group, PLLC

The Austin Diagnostic Clinic, PLLC

The Cardiovascular Partnership for Quality, LLC

The West Texas Division of Columbia, Inc.

Travis Surgery Center, L.P.

Tuscan Imaging Center at Las Colinas, LLC

Urological Specialists of Arlington, PLLC

Urology Services of El Paso, PLLC

Urology Specialists of Kingwood, PLLC

Village Oaks Medical Center, Inc.

W & C Hospital, Inc.

West Houston ASC, Inc.

West Houston Healthcare Group, Ltd.

West Houston Internal Specialists, PLLC

West Houston Medical, PLLC

West Houston Outpatient Medical Facility, Inc.

West Houston Surgicare, Inc.

West LPN Fort Worth Oncology, PLLC

West McKinney Imaging Services, LLC

West Park Surgery Center, L.P.

Westpark 99 Holdings, LLC

WHMC, Inc.

Woman’s Health Group, PLLC

Woman’s Hospital of Texas, Incorporated

Women Practitioners of Houston, PLLC

Women Specialists of Bayshore, PLLC

Women Specialists of Clear Lake, PLLC

Women Specialists of Mainland, PLLC

Women’s Link Specialty Obstetrical Referral Clinic, PLLC

Women’s Surgical Specialists of Texas, PLLC

Houston Heart, PLLC

South Texas Physician Group, PLLC

St. David's OB and GYN Services, PLLC

UNITED KINGDOM

52 Alderley Road LLP

Backlogs Limited

Basil Street Practice Limited

Blossoms Healthcare LLP

Catalog360 Limited

Cerecore International Holdings Limited

Cerecore International LLP

Chelsea Outpatient Centre LLP

Chiswick Outpatient Centre LLP

City and CW Health Limited

Cyted UK Ltd

Devonshire Diagnostic Centre Limited

Elstree Outpatient Centre LLP

Hamsard 3160 Limited

Harley Walk In Clinic Ltd

Hathor Chelsea, Ltd.

HCA Carenow Limited

HCA Healthcare UK Limited

HCA Hope Fund UK

HCA International Holdings Limited

HCA International Limited

HCA Purchasing Limited

HCA UK Capital Limited

HCA UK Holdings Limited

Health International Billing Partners Limited

HealthTrust Europe Company Limited

HealthTrust Europe LLP

Leaders in Oncology Care Limited

Lister Fertility @ Portland Hospital Limited

LOC @ Chelsea LLP

LOC @ The Christie LLP

LOC @ The Harborne Hospital Limited

LOC @ The London Bridge Hospital LLP

LOC Partnership LLP

London Endoscopy Centre Ltd

London Oncology Clinic LLP

London Pathology Limited

London Radiotherapy Centre Ltd

Notting Hill Private Medical Practice Limited

OBS Diagnostic and Treatment Centre LLP

Online Pathology Services Limited

Palace Gate Practice Limited

PET CT LLP

Primary Care 101 Limited

Primary Care 102 Limited

Robotic Radiosurgery LLP

Roodlane Medical Limited

Sarah Cannon Research Institute UK Limited

St. Martins Healthcare Limited

St. Martins Ltd.

The Birth Company Limited

The Christie Clinic LLP

The Harley Street Cancer Clinic Limited

The London Gamma Knife Centre LLP

The London General Practice Limited

The Physicians Clinic Limited

The Prostate Centre Limited

Urology Specialists Devonshire LLP

Urology Specialists London LLP

Welbeck Street Diagnostic Centre LLP

Wellington Diagnostic Services LLP

Wellington Outpatients Limited

UTAH

Alta Internal Medicine, LLC

Bountiful Surgery Center, LLC

Brigham City Community Hospital Physician Services, LLC

Brigham City Community Hospital, Inc.

Brigham City Health Plan, Inc.

Columbia Ogden Medical Center, Inc.

FPS Mountain Division Pathology Program, LLC

General Hospitals of Galen, Inc.

Gynecology Specialists of Utah, LLC

HCA Healthcare Laboratory Services Utah, LLC

Healthtrust Utah Management Services, Inc.

Hospital Corporation of Utah

HTI Physician Services of Utah, Inc.

Jordan Family Health, L.L.C.

Lakeview Hospital Physician Services, LLC

Lakeview Internal Medicine, LLC

Lakeview Regional Medical Center Inpatient Services, LLC

Lakeview Urology & General Surgery, LLC

Layton Family Practice, LLC

Lone Peak Hospital, Inc.

Maternal Fetal Services of Utah, LLC

Mountain Division - CVH, LLC

Mountain Division, Inc.

Mountain View Hospital, Inc.

Mountain View Medical Plaza Condominium Association, Inc.

Mountain West Surgery Center, LLC

MountainStar Behavioral Health, LLC

MountainStar Brigham General Surgery, LLC

Mountainstar Brigham OBGYN, LLC

MountainStar Canyon Surgical Clinic, LLC

MountainStar Cardiology Ogden Regional, LLC

MountainStar Cardiology St. Marks, LLC

Mountainstar Cardiovascular Services, LLC

MountainStar Intensivist Services, LLC

MountainStar Medical - SMG, LLC

MountainStar Medical Group - Cache Valley, LLC

MountainStar Medical Group - Ogden Regional Medical Center, LLC

MountainStar Medical Group - St. Mark’s Hospital, LLC

MountainStar Medical Group Neurosurgery-St. Mark’s, LLC

MountainStar Medical Group Timpanogos Primary Care, LLC

MountainStar Medical Group Timpanogos Specialty Care, LLC

Mountainstar Ogden Pediatrics, LLC

Mountainstar Specialty Services, LLC

MountainStar Urgent Care, LLC

Mt. Ogden Utah Surgical Center, LLC

MVH Professional Services, LLC

Northern Utah Healthcare Corporation

Northern Utah Healthcare Imaging Holdco, LLC

Northern Utah Imaging, LLC

Ogden Imaging, LLC

Ogden Internal Medicine & Urology, LLC

Ogden Regional Health Plan, Inc.

Ogden Regional Medical Center Professional Billing, LLC

Ogden Senior Center, LLC

Ridgeline Surgicenter, LLC

Salt Lake City Surgicare, Inc.

St. Mark’s Gynecology Oncology Care, LLC

St. Mark's Hospitalist Program, LLC

St. Mark’s Investments, Inc.

St. Mark’s Physician Billing, LLC

St. Mark’s Professional Services, LLC

St. Mark’s South Jordan Family Practice, LLC

Surgicare of Bountiful, LLC

Surgicare of Granger Urology, LLC

Surgicare of Grove Creek, LLC

Surgicare of Mountain West, LLC

Surgicare of Mt. Ogden, LLC

Surgicare of Northern Utah, LLC

Surgicare of Ridgeline, LLC

Surgicare of Utah, LLC

Surgicare of Wasatch Front, LLC

The Wasatch Endoscopy Center, Ltd.

Timpanogos Pain Specialists, LLC

Timpanogos Regional Medical Services, Inc.

Utah Imaging GP, LLC

Utah Surgery Center, L.P.

Wasatch Front Surgery Center, LLC

West Jordan Health Services, LLC

West Jordan Hospital Corporation

West Valley Imaging, LLC

VIRGINIA

Alleghany Hospitalists, LLC

Alleghany Primary Care, Inc.

Alleghany Specialists, LLC

Ambulatory Services Management Corporation of Chesterfield County, Inc.

Appomattox Imaging, LLC

Appomattox River Primary Care, LLC

Arlington Surgery Center, L.P.

Arlington Surgicare, LLC

Ashburn ASC, LLC

Ashburn Imaging, LLC

Atrium Surgery Center, L.P.

Atrium Surgicare, LLC

Behavioral Health Wellness Center, LLC

Blacksburg Imaging, LLC

Buford Road Imaging, L.L.C.

Capital Division, Inc.

Capital Professional Billing, LLC

Cardiac Surgical Associates, LLC

CareNow Virginia Laboratory Services, LLC

Carlin Springs Urgent Care, LLC

Central Shared Services, LLC

Chesterfield Imaging, LLC

Chippenham & Johnston-Willis Hospitals, Inc.

Chippenham & Johnston-Willis Sports Medicine, LLC

Chippenham Ambulatory Surgery Center, LLC

Chippenham Pediatric Specialists, LLC

Christiansburg Family Medicine, LLC

Christiansburg Internal Medicine, LLC

CJW Wound Healing Center, LLC

Columbia Arlington Healthcare System, L.L.C.

Columbia Healthcare of Central Virginia, Inc.

Columbia Medical Group - Southwest Virginia, Inc.

Columbia Pentagon City Hospital, L.L.C.

Columbia/Alleghany Regional Hospital Incorporated

Columbia/HCA John Randolph, Inc.

Commonwealth Perinatal Services, LLC

Crewe Outpatient Imaging, LLC

CVMC Property, LLC

Daleville Imaging Manager, LLC

Daleville Imaging, L.P.

Dogwood Anesthesia Providers, LLC

Dominion Hospital Physicians’ Group, LLC

Fairfax Surgical Center, L.P.

Family Medicine of Blacksburg, LLC

Family Practice at Forest Hill, LLC

Fort Chiswell Family Practice, LLC

Forward Pathology Solutions, LLC

Galen of Virginia, Inc.

Galen Property, LLC

Galen Virginia Hospital Corporation

Generations Family Practice, Inc.

GYN-Oncology of Southwest Virginia, LLC

HCA Health Services of Virginia, Inc.

HCA Healthcare Laboratory Services Virginia, LLC

HCA LewisGale Regional Cancer Centers Clinical Co-Management Company, LLC

HCA Virginia Trauma Surgery Specialists, LLC

HDH Thoracic Surgeons, LLC

Henrico Doctors’ Neurology Associates, LLC

Henrico Doctor’s OB GYN Specialists, LLC

Henrico Surgical Specialists, LLC

HSS Virginia, L.P.

Institute of Advanced ENT Surgery, LLC

Internal Medicine of Blacksburg, LLC

James River Internists, LLC

John Randolph Family Practice, LLC

John Randolph OB/GYN, LLC

John Randolph Surgeons, LLC

Lewis-Gale Hospital, Incorporated

Lewis-Gale Physicians, LLC

Loudoun Surgery Center, LLC

Mental Health Therapy Center - Northern Virginia, LLC

Montgomery Cancer Center, LLC

Montgomery Hospitalists, LLC

Montgomery Regional Hospital, Inc.

Montgomery Surgery Associates, LLC

Northern Virginia CareNow Urgent Care, LLC

Northern Virginia Community Hospital, LLC

Northern Virginia Hospital Corporation

Northern Virginia Multi-Specialty, LLC

Orthopedics Specialists, LLC

Pavilion 2 Condominium Property, LLC

Preferred Hospitals, Inc.

Primary Care of West End, LLC

Primary Health Group, Inc.

Pulaski Community Hospital, Inc.

Pulaski Urology, LLC

Quick Care Centers, LLC

Radford Family Medicine, LLC

Reston Hospitalists, LLC

Reston Surgery Center, L.P.

Retreat Cardiology, LLC

Retreat Hospital, LLC

Retreat Internal Medicine, LLC

Retreat Surgical Associates, LLC

Richmond Imaging Employer Corp.

Richmond Multi-Specialty, LLC

Richmond Pediatric Surgeon’s, LLC

Roanoke Imaging, LLC

Roanoke Neurosurgery, LLC

Roanoke Surgery Center, L.P.

Roanoke Valley Gynecology, LLC

Salem Hospitalists, LLC

Short Pump Imaging, LLC

Southwest Virginia Orthopedics and Spine, LLC

Specialty Physicians of Northern Virginia, LLC

Spotsylvania Condominium Property, LLC

Spotsylvania Medical Center, Inc.

Spotsylvania Multi-Specialty Group, LLC

Spotsylvania Regional Surgery Center, LLC

Stafford Imaging, LLC

StoneSprings Medical Office Building Property, LLC

Surgical Associates of Southwest Virginia, LLC

Surgicare of Ashburn, LLC

Surgicare of Chippenham, LLC

Surgicare of Fairfax, Inc.

Surgicare of Hanover, Inc.

Surgicare of Reston, Inc.

Surgicare of Roanoke, LLC

Surgicare of Spotsylvania, LLC

Surgicare of Winchester, LLC

Tri-City Multi-Specialty, LLC

Urology Specialists of Richmond, LLC

Virginia Care Partners ACO LLC

Virginia Gynecologic Oncology, LLC

Virginia Hematology & Oncology Associates, Inc.

Virginia Hospitalists, Inc.

Virginia Psychiatric Company, Inc.

Virginia Quality Care Partners, LLC

West Creek Ambulatory Surgery Center, LLC

West Creek Medical Center, Inc.

Women’s & Children’s Center, LLC

Women’s Health Center of SWVA, LLC

WASHINGTON

ACH, Inc.

Capital Network Services, Inc.

WEST VIRGINIA

Columbia Parkersburg Healthcare System, LLC

Galen of West Virginia, Inc.

HCA Health Services of West Virginia, Inc.

Hospital Corporation of America

Parkersburg SJ Holdings, Inc.

Teays Valley Health Services, LLC

Tri Cities Health Services Corp.